UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Lucid Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee previously paid with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Letter to
Stockholders
Peter Rawlinson
Chief Executive Officer &
Chief Technology Officer
Dear Stockholders,
In 2023, we accomplished a number of goals that we set out to achieve despite many challenges beyond our control. We delivered the Lucid Air Sapphire and the Lucid Air Pure, rounding out an Air lineup that offers an unprecedented breadth of capability. We proved our technology prowess, becoming widely recognized as having the best technology in the world and leading to the formation of our technology license and access business through our first such deal with Aston Martin.
We are embarking on our next and most transformational phase of our development as a company with a focus on growth into new and larger vehicle market segments. We unveiled the Lucid Gravity electric sport utility vehicle at the LA Auto Show to widespread critical acclaim. I know many of you share my optimism as we enter a significantly larger and fast-growing SUV segment. And work is well underway for our most price-attainable midsize vehicle and next-generation powertrain, which will further expand our total addressable market.
The world needs sustainable solutions that make the best use of its resources, and our advanced technology enables our cars to go further, with less battery than the competition. Lucid is playing a critical role in developing those solutions and, as we continue to grow as an organization, we are paving a pathway to a more innovative and environmentally sustainable future.
Looking ahead, we remain optimistic about the future. We are confident in our ability to adapt and thrive in rapidly evolving environments and we will continue to prioritize innovation, sustainability, cost optimization, and customer-centricity as we pursue larger opportunities for growth and value creation.
As stockholders, your unwavering support and confidence in our vision are paramount to our success. On behalf of the entire Lucid team, I would like to express my heartfelt gratitude for your continued trust and investment in our company. Together, we strive to build a brighter future and deliver sustainable value for all our stakeholders.
Sincerely,
Peter Rawlinson
Chief Executive Officer and
Chief Technology Officer

Lucid Group, Inc.
Notice of Annual Meeting of Stockholders
to Be Held on June 4, 2024
April 25, 2024
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Lucid Group, Inc., a Delaware corporation (“we,” “us,” “Lucid Group,” “Lucid” or the “Company”). The Annual Meeting will be held virtually on June 4, 2024 at 9:00 a.m. (Pacific Time) to consider and vote on the following proposals:
1.
To elect the nine nominees to serve as directors, to hold office until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

2.
To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.
To approve, on an advisory basis, the compensation for our named executive officers;

4.
To approve the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan; and

5.
To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”).
The record date for the Annual Meeting is April 10, 2024 (the “Record Date”). Only stockholders of record of shares of our Class A common stock, par value $0.0001 per share, or shares of our Series A convertible preferred stock, par value $0.0001 per share, at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof. You will be able to attend the Annual Meeting remotely by registering at www.proxydocs.com/LCID. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on
June 4, 2024 at 9:00 a.m. (Pacific Time)
via the internet at www.proxydocs.com/LCID
The Proxy Statement and the Company’s Annual Report to Stockholders are available at: www.proxydocs.com/LCID.
We have determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see the Questions and Answers section below. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the internet.

In the event of an adjournment, postponement or emergency that may change the Annual Meeting’s time or date, we will make an announcement, issue a press release or post information at www.lucidmotors.com to notify stockholders, as appropriate. If you have any questions or need assistance in voting your shares, please write to Lucid Investor Relations at 7373 Gateway Boulevard, Newark, CA 94560 or by email at investor@lucidmotors.com.
By Order of the Board of Directors,
Matthew Everitt
General Counsel & Secretary
Newark, California
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THOSE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE ANNUAL MEETING IF YOU ATTEND.

Questions and Answers About These Proxy Materials and Voting
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to the “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our stockholders of record as of April 10, 2024. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about April 25, 2024.
Why are you having a virtual Annual Meeting?
We believe that a virtual Annual Meeting allows for participation by a broader group of stockholders and reduces the costs to stockholders associated with holding an in-person meeting.
How can I attend the virtual Annual Meeting?
The Annual Meeting will be held on June 4, 2024 at 9:00 a.m. (Pacific Time) via live webcast.
Only stockholders of record and beneficial owners of shares of our Class A common stock, par value $0.0001 per share (the “Common Stock”), together with stockholders of record and beneficial owners of shares of our Series A convertible preferred stock, par value $0.0001 per share (the “Convertible Preferred Stock”) (who vote on an as converted to Common Stock basis), as of the close of business on April 10, 2024, the Record Date, may participate in the Annual Meeting, including voting and asking questions. You will not be able to attend the Annual Meeting physically in person.
In order to attend the Annual Meeting, you must register at www.proxydocs.com/LCID. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions.
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Proxy Availability Notice. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. If you are having trouble registering online, please use the link “Having trouble registering” at the bottom of the registration page to access the FAQ or email DSMSupport@mediantonline.com.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
Can I ask questions at the virtual Annual Meeting?
Stockholders of record and beneficial owners of our Common Stock or Convertible Preferred Stock as of our Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual Meeting by registering at www.proxydocs.com/LCID. In both cases, stockholders must have available their control number provided on their proxy card, voting instruction form, or Proxy Availability Notice.
What does it mean if I receive more than one Proxy Availability Notice?
If you receive more than one Proxy Availability Notice, your shares may be registered at the same address but in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.
2024 Proxy Statement	1

Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Proxy Availability Notice, by mail on or after April 25, 2024.
Who can vote at the Annual Meeting?
Only stockholders of record of our Common Stock or Convertible Preferred Stock at the close of business on the Record Date of April 10, 2024 will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,307,027,046 shares of Common Stock outstanding and entitled to vote and 100,000 shares of Series A Convertible Preferred Stock outstanding and entitled to vote, which are convertible, in the aggregate, into 279,052,626 shares of Common Stock. Accordingly, on the Record Date, the stockholders of our Common Stock and Convertible Preferred Stock are entitled to an aggregate of 2,586,079,672 votes in respect of such shares of Common Stock and Convertible Preferred Stock (on an as converted to Common Stock basis).
Stockholder of Record: Shares Registered in Your Name
If, on April 10, 2024, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company or on the Company’s stock ledger, then you are a stockholder of record. As a stockholder of record of Common Stock or Convertible Preferred Stock, you may vote at the Annual Meeting or vote by proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How do I vote?”) or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If, on April 10, 2024, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, but not directly in your name, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may attend and vote at the Annual Meeting by registering as instructed above (see “How can I attend the virtual Annual Meeting?”).
What am I voting on?
There are four matters scheduled for a vote:
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Election of directors;

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Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

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Approval, on an advisory basis, of the compensation of our named executive officers; and

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Approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan.

What if another matter is properly brought before the Annual Meeting?
Our Board of Directors (the “Board” or the “Board of Directors”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
2	2024 Proxy Statement

What is the Board’s voting recommendation?
The Board recommends that you vote your shares:
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“For” the election of each of the nominees for director;

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“For” the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

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“For” the approval, on an advisory basis, of the compensation of our named executive officers; and

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“For” the approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan.

How do I vote?
Regarding the election of directors, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For any other matters to be voted on, you may vote “For” or “Against,” or abstain from voting. The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, or vote in advance of the Annual Meeting by proxy over the telephone, by proxy through the internet, or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).
By Internet	Go to www.proxypush.com/LCID, which is available 24 hours a day, 7 days a week until 11:59 p.m. (Eastern Time) on June 3, 2024, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote via the internet, you do not need to return a proxy card by mail.
By Telephone	On a touch-tone telephone, dial toll-free 1-866-883-3382, which is available 24 hours a day, 7 days a week until 11:59 p.m. (Eastern Time) on June 3, 2024, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote by telephone, you do not need to return a proxy card by mail.
By Mail	Complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope. If mailed, your completed and signed proxy card must be received by June 3, 2024.
At the Virtual Meeting	You may also vote by attending the meeting virtually through www.proxydocs.com/LCID. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your proxy card, voting instruction form, or Proxy Availability Notice. Even if you plan to attend and participate in our virtual Annual Meeting, we encourage you to vote over the internet or by telephone as described above, or by returning a proxy card following your request of paper copies. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the virtual Annual Meeting.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted.
How many votes do I have?
On each matter to be voted upon, stockholders of Common Stock have one vote for each share of Common Stock they own as of April 10, 2024, the Record Date, and stockholders of Convertible Preferred Stock have one vote for each share of Common Stock in which the Convertible Preferred Stock they own as of the Record Date is convertible into.
2024 Proxy Statement	3

Stockholders of Convertible Preferred Stock are entitled to notice of any meeting of stockholders and to vote together as a single class with stockholders of Common Stock, except as otherwise required by law. In addition, as long as at least 10% of the aggregate number of shares of the Convertible Preferred Stock issued on March 29, 2024 remain outstanding, and subject to certain other conditions, stockholders of Convertible Preferred Stock will be entitled to a separate class vote with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the Convertible Preferred Stock, authorizations or issuances by the Company of capital stock of the Company that ranks senior or equal to the Convertible Preferred Stock with respect to dividends or distributions on liquidation or the terms of which provide for cash dividends (other than the Common Stock), winding-up and dissolution, and decreases in the number of authorized shares of Convertible Preferred Stock.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director, “For” the ratification of KPMG LLP as our independent registered public accounting firm, “For” the approval, on an advisory basis, of the compensation of our named executive officers, and “For” the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Will my vote be kept confidential?
Proxies, ballots, and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is paying for this proxy solicitation?
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. Accordingly, we will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.
Can I change my vote after submitting my proxy?
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Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may grant a subsequent proxy via the internet or telephone.

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You may submit another properly completed proxy card with a later date.

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You may send a timely written notice that you are revoking your proxy to our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560, which must be received by June 3, 2024.

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You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided by the applicable deadline. If your shares are held by your broker, banker or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy or you may attend and vote at the Annual Meeting.
When are stockholder proposals for inclusion in our Proxy Statement for next year’s annual meeting due?
Stockholders wishing to present proposals for inclusion in our Proxy Statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than December 26, 2024. Proposals should be sent to our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.
When are other proposals and stockholder nominations for the 2025 Annual Meeting due?
With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our second amended and restated bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose
4	2024 Proxy Statement

other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding year’s annual meeting of stockholders.
Stockholders wishing to present nominations for director or proposals for consideration at the 2025 Annual Meeting under these provisions of our Bylaws (including nominations pursuant to Rule 14a-19 under the Exchange Act) must submit their nominations or proposals so that they are received at our principal executive offices not later than March 6, 2025 and not earlier than February 4, 2025 in order to be considered. In the event that the date of the 2025 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date then to be timely such notice must be received by the Company no earlier than 120 days prior to the 2025 Annual Meeting and no later than the later of 70 days prior to the date of the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting was first made by the Company.
Nominations or proposals should be sent in writing to our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2025 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws is included as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on March 3, 2023.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,” votes to “Withhold” and broker non-votes for the proposal to elect directors. With respect to other proposals, the inspector of election will separately count votes “For,” votes “Against,” votes to “Abstain” and broker non-votes (if applicable).
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of The Nasdaq Stock Market LLC (“Nasdaq”), which generally apply to all brokers, banks or other nominees, on voting matters characterized by Nasdaq as “routine,” Nasdaq member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
What is the effect of abstentions, votes to withhold and broker non-votes?
Abstentions: Under Delaware law (under which we are incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Bylaws provide that a stockholder action (other than the election of directors) shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock cast on the matter. Therefore, abstentions will have no effect on Proposal No. 2: Ratification of the selection of the independent registered public accounting firm, Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers, or Proposal No. 4: The approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan.
Votes to Withhold: For Proposal No. 1: Election of Directors, you may vote “For” all or some of the nominees or you may “Withhold” your vote with respect to one or more of the nominees. The nine nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. Broker non-votes will have no effect on Proposal No. 1: Election of Directors. In an uncontested election, “Withhold” votes will not prevent a candidate from being elected.
Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine” under Nasdaq rules. The “non-routine” matters on the agenda for the Annual Meeting are Proposal No. 1: Election of Directors,
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Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers and Proposal No. 4: The approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1: Election of Directors, Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers, and Proposal No. 4: The approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares on these proposals, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted.
The proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 should be considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm even if it does not receive instructions from you, so long as it holds your shares in its name.
How many votes are needed to approve each proposal?
Proposal		Vote Required	Discretionary Voting Allowed?
1	Election of Directors	Plurality	No
2	Ratification of the Selection of the Independent Registered Public Accounting Firm	Majority Cast	Yes
3	The approval, on an advisory basis, of the compensation of our named executive officers	Majority Cast	No
4	The approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan	Majority Cast	No
A “Plurality,” with regard to the election of directors, means that the nine nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. A “Majority Cast,” with regard to each of Proposal No.’s 2, 3 and 4 means that, to be approved, a majority of the votes cast on the proposal must be voted “For” the proposal.
Accordingly:
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Proposal No. 1: For the election of directors, the nine nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2025 Annual Meeting. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

■
Proposal No. 2: To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have no effect.

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Proposal No. 3: To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval, on an advisory basis, of the compensation of our named executive officers. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.

■
Proposal No. 4: To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.

None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our certificate of incorporation.
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What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. On the Record Date, there were an aggregate of 2,586,079,672 shares of Common Stock and Convertible Preferred Stock (on an as converted to Common Stock basis) outstanding and entitled to vote. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting.
Your shares will be counted toward the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions, votes to “Withhold” and broker non-votes will be counted toward the quorum requirement. If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.
If you have any questions or need assistance in voting your shares, please write to Lucid Investor Relations at investor@lucidmotors.com.
2024 Proxy Statement	7

Interest of Certain Persons in Matters to Be Acted Upon
Employee and non-employee directors will be eligible to receive awards under the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan, including as amended and restated pursuant to Proposal No. 4. Accordingly, members of our Board (including as director nominees) and our executive officers have a substantial interest in the approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan. The tables below under “Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation” provide information concerning all outstanding awards held by a named executive officer or director as of December 31, 2023, including, but not limited to, awards made under the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan.
Other than disclosed above, none of our directors, director nominees, or executive officers has any special interest in any matter to be voted upon other than election to the Board of Directors.
8	2024 Proxy Statement

Proposal No. 1
Election of Directors
Our Board of Directors is currently composed of nine members. All directors are elected by the stockholders at each annual meeting to serve from the time of their election until the date of the annual meeting of stockholders next following the annual meeting at which such director was elected. The current Board of Directors is comprised of Turqi Alnowaiser, Glenn R. August, Andrew Liveris, Sherif Marakby, Nichelle Maynard-Elliott, Chabi Nouri, Peter Rawlinson, Ori Winitzer and Janet S. Wong. Mr. August will not be standing for reelection at the Annual Meeting. The Board thanks Mr. August for his years of valuable leadership and service to both the Company and the Board.
The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has approved, the nomination of Turqi Alnowaiser, Lisa M. Lambert, Andrew Liveris, Sherif Marakby, Nichelle Maynard-Elliott, Chabi Nouri, Peter Rawlinson, Ori Winitzer and Janet S. Wong, as directors for a one-year term expiring at the 2025 Annual Meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of Mr. Alnowaiser, Mr. August, Mr. Liveris, Mr. Marakby, Ms. Maynard-Elliott, Ms. Nouri, Mr. Rawlinson, Mr. Winitzer and Ms. Wong is currently a director of the Company. Ms. Lambert is newly nominated to serve as a director of the Company following the Annual Meeting. Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. The nine nominees receiving the highest number of  “For” votes will be elected.
Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Nominating and Corporate Governance Committee and approved by the Board. We have no reason to believe that any nominee named will be unable to serve if elected.
Certain Stockholder Rights to Nominate Directors
Pursuant to the Investor Rights Agreement, dated as of February 22, 2021 and as amended from time to time, by and among the Company, Ayar Third Investment Company (“Ayar”) and certain other parties (the “Investor Rights Agreement”), Ayar has the right to nominate five directors to our Board of Directors.
Ayar’s right to nominate directors to our Board of Directors is subject to its (and its permitted transferees’) continued beneficial ownership of specified amounts of our Common Stock as compared to the Common Stock issued and outstanding as of the record date of each applicable annual or special meeting of stockholders at which directors are to be elected. If Ayar (or its permitted transferees) owns beneficially: (i) 50% or greater of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate five directors; (ii) less than 50% but greater than or equal to 40% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate four directors; (iii) less than 40% but greater than or equal to 30% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right
2024 Proxy Statement	9

to nominate three directors; (iv) less than 30% but greater than or equal to 20% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate two directors; (v) less than 20% but greater than or equal to 10% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate one director; (vi) less than 10% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it will not have the right to nominate any directors pursuant to the Investor Rights Agreement. If the size of our Board is increased or decreased, the number of directors Ayar is entitled to nominate will be increased or decreased in proportion to such increase or decrease in the size of our Board, rounded down to the nearest whole number.
Further, for so long as Ayar beneficially owns twenty percent (20%) or greater of the shares of our Common Stock issued and outstanding, it has the right to designate the Chairman of our Board. In addition, for so long as Ayar beneficially owns shares of our Common Stock representing at least one-third (33 1∕3%) of the Common Stock then issued and outstanding, Ayar has the right to have at least one Ayar director appointed to serve on each committee of the Board. For additional information, please see the section entitled “Certain Relationships and Related Party Transactions.” In accordance with the Investor Rights Agreement, Turqi Alnowaiser, Andrew Liveris, Sherif Marakby, Nichelle Maynard-Elliott and Ori Winitzer were designated for nomination by Ayar to the Board of Directors and nominated by the Nominating and Corporate Governance Committee and the Board.
Nominees for Director
The names and ages as of the date of this Proxy Statement of the nominees, length of service with the Company, and Board committee memberships are set forth in the table below.
Name	Age	Director Since	Current Term Expires	Independent	Audit Committee	Compensation and Human Capital Committee	Nominating and Corporate Governance Committee	Executive Committee
Turqi Alnowaiser*	47	2019	2025				Chair	Chair
Lisa M. Lambert	56		2025
Andrew Liveris	69	2019	2025			Chair
Sherif Marakby	58	2023	2025
Nichelle Maynard-Elliott	55	2021	2025
Chabi Nouri	50	2023	2025
Peter Rawlinson	66	2019	2025
Ori Winitzer	48	2023	2025
Janet S. Wong	65	2021	2025		Chair

*
Chairman of the Board

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A brief biography of each nominee and each continuing director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to believe that the director should serve on the Board:
Director Nominees
Turqi Alnowaiser Chairman of the Lucid Board of Directors Age: 47 Director Since: 2019
Turqi Alnowaiser has served as a member of our Board of Directors since April 2019 and as Chairman of our Board since April 2023. Mr. Alnowaiser has served as Deputy Governor and Head of the International Investments Division at the Public Investment Fund of the Kingdom of Saudi Arabia, one of the largest sovereign wealth funds in the world, since June 2021, and has served as Head of International Investments at the Public Investment Fund since October 2016. Mr. Alnowaiser previously served as Senior Advisor at the Public Investment Fund from October 2015 to September 2016, prior to which he held several executive roles at Saudi Fransi Capital, a leading financial services firm based in Saudi Arabia, including as Head of Asset Management. Before his career at Saudi Fransi Capital, Mr. Alnowaiser specialized in developing, managing, and regulating various financial products across asset classes at Morgan Stanley, the Capital Market Authority of Saudi Arabia, and the Saudi Industrial Development Fund. Mr. Alnowaiser has served on the board of directors of Uber Technologies, a ride-sharing company, since November 2023 and on the board of directors of Hapag-Lloyd AG, an international shipping and container transportation company, since February 2018. Mr. Alnowaiser holds a B.A. in International Business from King Saud University and an M.B.A. from the University of San Francisco.
Skills and Qualifications:
We believe Mr. Alnowaiser is qualified to serve as a director due to his extensive investing experience, his leading global enterprises, and his experience in overseeing Lucid’s growth as Chairman of our Board of Directors.

Lisa M. Lambert Director Nominee Age: 56
Lisa M. Lambert was nominated to serve as a member of our Board of Directors for the term beginning at our Annual Meeting. Ms. Lambert has served as Chief Investment Officer, Private Markets of George Kaiser Family Foundation since December 2023. Between July 2023 and November 2023, Ms. Lambert served as Interim CEO of Vital Energy Technology. Between January 2018 and July 2023, Ms. Lambert served as Chief Technology and Innovation Officer at National Grid Plc and Founder and President of National Grid Partners. Prior to that, she served as the Managing Partner of the Westly Group from May 2016 to January 2018. Between June 1997 and May 2016, Ms. Lambert served in various leadership positions at Intel Corporation, including most recently as Vice President and Managing Director of the Software and Services Fund for Intel Capital, and Founder and Managing Director of the Intel Capital Diversity Fund. She has served on the board of directors of Vital Energy, Inc. since August 2020 and on the board of directors for UL Solutions, Inc. since July 2021. Ms. Lambert has served on the board of directors for several private companies associated with her investment responsibilities, mostly recently on the board of directors for Cyolo from June 2022 to June 2023, for Pathr.ai from April 2021 to June 2023, and Pixeom from December 2018 to November 2019. Ms. Lambert is the founder and chair of UPWARD, a non-profit advancing the careers of executive women. Ms. Lambert holds a B.S. in management information systems from Pennsylvania State University and an M.B.A. from Harvard University.
Skills and Qualifications
We believe Ms. Lambert is qualified to serve as a director due to her extensive experience overseeing a wide range of public companies and her deep financial knowledge.

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Andrew Liveris Board Member Age: 69 Director Since: 2019
Andrew Liveris has served as a member of our Board of Directors since April 2019. Previously, Mr. Liveris served as the Chairman and CEO of The Dow Chemical Company, a chemical corporation, from November 2004 to July 2018 and as the Executive Chairman of Dow DuPont Inc., a chemical corporation from September 2017 to July 2018. Mr. Liveris also serves on the boards of directors of International Business Machines Corp., a technology company, Saudi Aramco, an integrated energy and chemicals company, NOVONIX Limited, a battery materials and technology company, and WorleyParsons Limited, an engineering company, since September 2018. Furthermore, Mr. Liveris was appointed as the President of the 2032 Brisbane Olympics Organizing Committee. Mr. Liveris holds a B.S. in Chemical Engineering from the University of Queensland and received an honorary Ph.D. in Science from his alma mater in 2005. Mr. Liveris was appointed as a special advisor to the Public Investment Fund and to NEOM.
Skills and Qualifications
We believe Mr. Liveris is qualified to serve as a director due to his decades of experience leading and overseeing large, complex global industrial enterprises, his knowledge of the technology, energy and chemical sectors, his extensive public policy expertise in the business/government interface, and his experience overseeing our growth as a member of our Board of Directors since 2019.

Sherif Marakby Board Member Age: 58 Director Since: 2023
Sherif Marakby has been a member of our Board of Directors since April 2023. Mr. Marakby has served as an advisor to MemryX Inc., an automotive and consumer products company, since July 2022. Previously, Mr. Marakby served as Executive Vice President, corporate research and development of Magna International, one of the largest tier 1 suppliers to the automotive industry in the world, from July 2020 to October 2021. Mr. Marakby also served in various leadership positions at Ford Motor Company over a nearly 30-year career at Ford, including most recently as President and CEO, Ford Autonomous Vehicles LLC, from July 2018 to October 2019, and Vice President, Autonomous Vehicles and Electrification, from 2017 to 2018. In addition, Mr. Marakby served as Vice President of Global Vehicle Programs at Uber Technologies, a ride-sharing company, from April 2016 to April 2017. Mr. Marakby has served on the board of directors of American Battery Technology Company, a critical minerals and lithium-ion battery recycling company, since February 2022. Mr. Marakby holds a B.S. in Electrical Engineering from the University of Petroleum & Minerals (or King Fahd University of Petroleum & Minerals) in Dhahran, Saudi Arabia, an M.S. in Electrical Engineering from the University of Maryland College Park, and a M.B.A. from the University of Michigan.
Skills and Qualifications
We believe Mr. Marakby is qualified to serve as a director due to his significant experience in the automotive, OEM, electrification and technology innovation fields.

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Nichelle Maynard-Elliott Board Member Age: 55 Director Since: 2021
Nichelle Maynard-Elliott has been a member of our Board of Directors since July 2021. Ms. Maynard-Elliott has served as a director of Xerox Holdings Corporation since May 2021 and Element Solutions Inc., a specialty chemicals company since August 2018. She previously served as the Executive Director, M&A, for Praxair, Inc., a leading industrial gas and engineering company, from July 2011 to May 2019, and as Assistant General Counsel and Senior Counsel at Praxair from July 2007 to 2011 and 2003 to 2007, respectively. Ms. Maynard-Elliott has served as trustee of The Advisors’ Inner Circle Fund III, including four of its affiliated funds and director of Chiron Capital Allocation Fund Ltd since June 2021. She holds a B.A. in Economics from Brown University and a J.D. from Columbia University School of Law.
Skills and Qualifications
We believe Ms. Maynard-Elliott is qualified to serve as a director because of her experience overseeing complex enterprises as a public company director, her experience evaluating business strategies and investment opportunities, and her extensive legal and financial management expertise.

Chabi Nouri Board Member Age: 50 Director Since: 2023
Chabi Nouri has been a member of our Board of Directors since April 2023. Ms. Chabi has served as co-manager of a private equity fund focused on Lifestyle, Impact, Innovation franchise within Mirabaud Asset Management since March 2022. She previously served as the global Chief Executive Officer at Piaget, a luxury watch and jewelry brand, a branch of Richemont Group, from April 2017 to June 2021 and as Piaget’s Chief Marketing Officer from October 2014 to March 2017. Prior to Piaget, Ms. Nouri served in various leadership positions at British American Tobacco Plc where she led globally the Vogue Cigarettes brand, and at Cartier International in merchandising, retail and product development, where she led globally High Jewellery and the Creative Jewellery. Ms. Nouri has also served as a non-executive director and a member of the ESG committee of Watches of Switzerland Group PLC, a luxury watch retailer, since May 2022. She holds a M.A. in Marketing and Economics from the University of Fribourg and has earned certificates from MIT and IMD on the Digital future and ESG.
Skills and Qualifications
We believe Ms. Nouri is qualified to serve as a director because of her extensive experience in the luxury and consumer goods industries through her various roles at leading international luxury brands.

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Peter Rawlinson Chief Executive Officer and Chief Technology Officer Age: 66 Director Since: 2019
Peter Rawlinson has served as our Chief Executive Officer and Chief Technology Officer and as a member of our Board of Directors since April 2019. He previously served as our Chief Technology Officer from 2013 to April 2019. Prior to joining our company, Mr. Rawlinson was Vice President of Vehicle Engineering and Chief Engineer of the Model S at Tesla, Inc., an electric vehicle company, where he led the engineering of the Model S from a clean sheet to production readiness while building the engineering team. Mr. Rawlinson was formerly Head of Vehicle Engineering at Corus Automotive, an advanced engineering consulting firm, Chief Engineer of Advanced Engineering at Lotus Cars, and Principal Engineer of Advanced Body Structures at Jaguar Cars. Mr. Rawlinson holds a BSc from Imperial College, University of London.
Skills and Qualifications
We believe Mr. Rawlinson is qualified to serve as a director due to his experience as our Chief Executive Officer and Chief Technology Officer, as well as his extensive technical and operational expertise and experience in the automotive industry and the electric vehicle industry.

Ori Winitzer Board Member Age: 48 Director Since: 2023
Ori Winitzer been a member of our Board of Directors since April 2023. Mr. Winitzer is a founding member and has served as Partner of Integrated Media Company, a TPG Inc. platform dedicated to the digital media ecosystem, since October 2018. He previously served as Senior Managing Director at Guggenheim Partners, a global investment and advisory firm, from July 2017 to September 2018, where he led the digital media practice. Prior to Guggenheim Partners, Mr. Winitzer served in various investment banking positions at LionTree LLC and Rothschild & Co. Mr. Winitzer has been serving as a director of Savvy Games Fund, a games and esports company, since July 2022. He has also been serving as a director of FootballCo, a family of media properties dedicated to football (soccer), since October 2020, and as Co-Chairman since September 2021. Mr. Winitzer holds a B.A. in History and French from the University of Wisconsin — Madison and a M.B.A. from Columbia University.
Skills and Qualifications
We believe Mr. Winitzer is qualified to serve as a director due to his extensive experience in investment and advisory roles as well as his deep financial knowledge.

14	2024 Proxy Statement

Janet S. Wong Board Member Age: 65 Director Since: 2021
Janet S. Wong has been a member of our Board of Directors since July 2021. Ms. Wong is a licensed Certified Public Accountant with more than 30 years of public accounting experience. She is a partner (retired) with KPMG LLP, an international professional services firm, where she served as a National Industry Practice Lead Partner. Ms. Wong has served as a director of Enviva Inc., a global energy company, since May 2015 and a director of Lumentum Holdings Inc., a manufacturer of innovative optical and photonic products as well as developer of next-generation technologies since September 2020. She previously served as a director of Shine Technologies, a private company focusing on nuclear technology and clean energy, from April 2021 to August 2022 and a director of Allegiance Bancshares, Inc., a commercial banking organization, from April 2020 to October 2022. In addition, she served on the advisory board of Big Controls Inc., a business intelligence and analytics company, from May 2016 to May 2020. She also serves on the non-profit boards of the Louisiana Tech University Foundation and of the Tri-Cities Chapter of the National Association of Corporate Directors. Ms. Wong is an established thought leader on board governance, risk and regulatory matters (including cyber, M&A, and strategy). She holds a Master of Professional Accountancy from Louisiana Tech University and a Master of Taxation from Golden Gate University. She is a NACD (National Association of Corporate Directors) Certified® Director, a professional credential supporting her qualifications and experience as a corporate board director. Ms. Wong has completed Executive Education Programs at Harvard Business School and Stanford Law School.
Skills and Qualifications
We believe Ms. Wong is qualified to serve as a director because of her many years of public accounting experience serving global companies, her deep financial and enterprise risk management expertise, and her experience advising sophisticated enterprises in the consumer markets, energy, manufacturing, and technology sectors as well as her governance experience serving public company and private company boards.

Vote Required
For the election of directors, the nines nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2025 Annual Meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED DIRECTOR NOMINEE (PROPOSAL NO. 1)
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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Alternatively, you can request a copy of any of these documents free of charge by writing to: Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Controlled Company
Our Common Stock is listed on Nasdaq. As Ayar controls more than 50% of our combined voting power, we are a “controlled company” for purposes of Nasdaq’s rules and corporate governance standards and, as a result, qualify for exemptions from certain corporate governance requirements. Although, as of the date of this Proxy Statement, we do not utilize any of these exemptions, we may elect to utilize one or more of these exemptions for so long as we remain a “controlled company.” In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
Board Composition
Our Board of Directors consists of nine members. Turqi Alnowaiser is the Chairman of our Board. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to management. Our Board meets on a regular basis and additionally, as required. In accordance with the Investor Rights Agreement, Turqi Alnowaiser, Andrew Liveris, Sherif Marakby, Nichelle Maynard-Elliott and Ori Winitzer were designated for nomination by Ayar to the Board of Directors and nominated by the Nominating and Corporate Governance Committee and the Board.
All directors will be elected at each annual meeting of our stockholders. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation or removal.
Director Independence
The Board has affirmatively determined that all of the nominees, other than Peter Rawlinson, are independent directors within the meaning of the applicable Nasdaq listing standards and that each such nominee is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company (the “Independent Directors”). In making these determinations, our Board of Directors considered the current and prior relationships that each Independent Director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each Independent Director, and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.” There are no family relationships among any current director, director nominee and/or any of our executive officers.
Board Leadership Structure
The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake.
The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer in any manner that it determines to be in the best interests of the Company at any point in time. Our Chairman of the Board is currently Turqi Alnowaiser. The Chairman of the Board and our Chief Executive Officer are currently separate. Our Board of Directors does not currently have a policy as to whether the role of Chairman of the Board and the Chief Executive Officer should be separate. Our Board of Directors believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chairman of the Board and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. At any time the Company is not availing itself of the “controlled company” exceptions under Nasdaq rules, in order to maintain the independent integrity of the Board, if the Chairman of the Board is not an independent director, the Board shall appoint a lead director who must be independent. Our Corporate Governance Guidelines note that all directors are elected by the stockholders and all have an
16	2024 Proxy Statement

equal voice. The Chairman of the Board and the Chief Executive Officer are free, as is the Board of Directors as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.
Additionally, pursuant to the Investor Rights Agreement, and subject to Ayar’s continued beneficial ownership of specified amounts of our Common Stock (as described above), Ayar is entitled to select the Chairman of the Board.
The Board of Directors, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate. In addition, all members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation and Human Capital Committee are Independent Directors, and the committee chairs have authority to hold executive sessions without management and non-Independent Directors present.
Board Diversity
We are committed to diversity and inclusion, and the highly diverse nature of our Board reflects that commitment. We believe that a variety of experiences and viewpoints contribute to a more effective decision-making process.
The Board Diversity Matrix below reports self-identified diversity statistics for the Board in the format required by Nasdaq’s rules.
Board Diversity Matrix (as of April 2, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board believes that its current leadership structure facilitates its risk oversight responsibilities. In particular, the Board believes the majority-independent Board and independent Board committees provide a well-functioning and effective balance to an experienced Chief Executive Officer. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. For example, the Board acts as the ultimate decision-making body of the Company and advises and oversees management, who is responsible for the day-to-day operations and management of the Company. The Audit Committee monitors compliance with legal and regulatory requirements, monitors cybersecurity and privacy risks, and reviews our policies and practices with respect to risk assessment and risk management, including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures. The Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines and policies. The Compensation and Human Capital Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
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It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. Our Chief Executive Officer, Chief Financial Officer, Interim Chief Financial Officer, Chief Operating Officer, and General Counsel coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
Meetings of the Board of Directors
The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2023, the Board held 9 meetings. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served during the period for which they were a director or committee member. Our directors are encouraged to attend our annual meetings of stockholders, but we do not currently have a policy relating to director attendance.
Our Independent Directors meet from time to time in executive session. The Board and each of our standing independent committees typically hold an executive session of non-management directors (all of whom are Independent Directors) as a part of every regularly scheduled quarterly meeting.
Information Regarding Committees of the Board of Directors
The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the Compensation and Human Capital Committee, the Nominating and Corporate Governance Committee and the Executive Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of the Audit Committee, the Compensation and Human Capital Committee and the Nominating and Corporate Governance Committee meets the applicable Nasdaq listing standards and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.
Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board to assist the Board in its oversight of the integrity of our financial statements and internal controls, and our compliance with legal and regulatory requirements. In addition, the Audit Committee is responsible for the oversight of the qualification, independence and performance of our independent registered public accounting firm as well as the appointment of our independent registered public accounting firm.
For the term ending at the Annual Meeting, our Audit Committee consists of Janet S. Wong, Glenn R. August and Ori Winitzer, with Janet S. Wong serving as chairperson. Our Board has determined (i) that each of Janet S. Wong, Glenn R. August, and Ori Winitzer satisfied the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and (ii) that Janet S. Wong qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of Nasdaq. In making that determination, the Board relied on the past business experience of Janet S. Wong. Please see the description of the business experience for Janet S. Wong under the heading “Nominees for Director.” This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:
■
selecting and hiring our independent registered public accounting firm;

■
evaluating the performance and independence of our independent registered public accounting firm;

■
pre-approving the audit and any non-audit services to be performed by our registered public accounting firm;

■
reviewing the integrity of our financial statements and related disclosures and reviewing our critical accounting policies and practices;

■
reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

■
overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;

■
reviewing and discussing with management and the registered public accounting firm the results of the annual audit, our quarterly financial statements and our publicly filed reports;

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■
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

■
reviewing our policies and practices with respect to risk assessment and risk management, including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures;

■
reviewing and approving in advance any proposed related-person transactions;

■
reviewing key cybersecurity, privacy, and other information technology risks; and

■
preparing the audit committee report that the SEC requires in our annual proxy statement.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. In 2023, the Audit Committee met seven times. The Audit Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Audit Committee charter grants the Audit Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants, and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties. The Audit Committee charter was revised on September 26, 2023 to address the role of the Audit Committee in cyber security.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.
The Board annually reviews the Nasdaq listing standards’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are “independent” and “financially literate” under Nasdaq listing standards and that members of the Audit Committee received no compensation from the Company other than for service as a director.
Compensation and Human Capital Committee
The Compensation and Human Capital Committee consists of Andrew Liveris, Nichelle Maynard-Elliott, and Ori Winitzer, with Andrew Liveris serving as chairperson. Our Board has determined that each of Andrew Liveris, Nichelle Maynard-Elliott, and Ori Winitzer satisfies the requirements for independence under the applicable Nasdaq listing standards. Our Compensation and Human Capital Committee is responsible for, among other things:
■
determining, or recommending to the Board for determination, the compensation of our executive officers, including our Chief Executive Officer;

■
administering our equity compensation plans;

■
overseeing our overall compensation policies and practices, compensation plans, benefits programs, and compensation recoupment policy; and

■
overseeing the preparation of the compensation committee report that the SEC requires in our annual proxy statement.

Our Compensation and Human Capital Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. During 2023, the Compensation and Human Capital Committee met 14 times. The Compensation and Human Capital Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Compensation and Human Capital Committee charter grants the Compensation and Human Capital Committee sole authority to retain or obtain the advice of compensation consultants, legal counsel, or other advisors, including the authority to approve a consultant’s reasonable compensation. The Compensation and Human Capital Committee may select such advisors, or receive advice from any other advisor, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by Nasdaq rules. The Compensation and Human Capital Committee charter was revised on December 9, 2023 to address the role of the Compensation and Human Capital Committee with respect to the administration of the Company’s compensation recoupment policy, and expand the committee’s role to include non-compensation human capital items such as culture, talent management, and diversity and inclusion.
Under the Compensation and Human Capital Committee charter, the Compensation and Human Capital Committee may, in its discretion, delegate its duties to a subcommittee or to the Chair of the Compensation and Human Capital Committee.
2024 Proxy Statement	19

As required by its charter, the Compensation and Human Capital Committee conducts a self-evaluation at least annually. The Compensation and Human Capital Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.
Compensation and Human Capital Committee Processes and Procedures
The implementation of our compensation philosophy is carried out under the supervision of the Compensation and Human Capital Committee. The Compensation and Human Capital Committee charter requires that the Compensation and Human Capital Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter. The agenda for each meeting is usually developed by the Chair of the Compensation and Human Capital Committee, in consultation with other Compensation and Human Capital Committee members, management and the Compensation and Human Capital Committee’s independent advisors. The Compensation and Human Capital Committee also meets regularly in executive session. Meetings may, at the discretion of the Compensation and Human Capital Committee, include other directors or members of management in addition to the Compensation and Human Capital Committee’s independent advisors, for the purpose of providing analysis and information to assist management with their recommendations on various compensation matters. Management does not participate in the executive sessions of the Compensation and Human Capital Committee. For a description of the role of our management and any compensation consultants for executive compensation decisions for fiscal year 2023, please see the section entitled “Compensation Discussion and Analysis.”
Compensation and Human Capital Committee Interlocks and Insider Participation
Andrew Liveris, Nichelle Maynard-Elliott, and Ori Winitzer served as members of the Compensation and Human Capital Committee during 2023. None of such persons is or was formerly an officer or an employee of Lucid. Please see the section entitled “Certain Relationships and Related Party Transactions” for certain transactions involving Lucid in which members of the Compensation and Human Capital Committee may potentially be deemed to have an indirect interest.
None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation and Human Capital Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is generally responsible for identifying qualified Board candidates, recommending director nominees and appointments to Board committees, evaluating Board performance, and overseeing our Corporate Governance Guidelines. For the term ending at the Annual Meeting, our Nominating and Corporate Governance Committee consists of Turqi Alnowaiser, Glenn R. August and Nichelle Maynard-Elliott, with Turqi Alnowaiser serving as chairperson. Our Board has determined that each of Turqi Alnowaiser, Glenn R. August, and Nichelle Maynard-Elliott satisfied the requirements for independence under the applicable Nasdaq listing standards. Our Nominating and Corporate Governance Committee is responsible for, among other things:
■
identifying and recommending candidates for membership on our Board, including the consideration of nominees submitted by stockholders, and to each of the Board’s committees;

■
making recommendations to the Board as to determinations of director independence;

■
evaluating and making recommendations regarding the composition, organization, and governance of our Board and its committees;

■
reviewing and making recommendations with regard to our Corporate Governance Guidelines and compliance with laws and regulations;

■
overseeing and periodically reviewing our policies and programs concerning environmental sustainability, corporate social responsibility, and governance;

■
making recommendations to the Board regarding non-employee director compensation;

■
reviewing conflicts of interest of our directors and officers and proposed waivers of our Corporate Governance Guidelines and Code of Business Conduct and Ethics; and

■
evaluating the performance of our Board and its committees.

20	2024 Proxy Statement

During 2023, the Nominating and Corporate Governance Committee met once. Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A detailed discussion of the Nominating and Corporate Governance Committee’s procedures for recommending candidates for election as a director appears below under the caption “Procedures of the Nominating and Corporate Governance Committee.”
The Nominating and Corporate Governance Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. The Nominating and Corporate Governance Committee charter complies with the guidelines established by Nasdaq. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The charter of the Nominating and Corporate Governance Committee grants the Nominating and Corporate Governance Committee authority to retain and terminate any advisors, including search firms to identify director candidates, compensation consultants as to director compensation, and legal counsel, including sole authority to approve all such advisors’ fees and other retention terms.
Procedures of the Nominating and Corporate Governance Committee
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Nominating and Corporate Governance Committee considers the composition of the Board and each committee of the Board to evaluate its effectiveness and whether changes should be considered to either the Board or any of the committees. In support of this process, the Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of our Company. The Board considers the following factors and qualifications, without limitation:
■
the appropriate size and the diversity of the Board;

■
the needs of the Board with respect to the particular talents and experience of its directors;

■
the knowledge, skills, and experience of nominees, including experience in the industry in which we operate, business, finance, management, or public service, in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of the Board;

■
familiarity with domestic and international business matters;

■
familiarity and experience with legal and regulatory requirements; and

■
experience with accounting rules and practices.

Considerations in Evaluating Director Nominees
Pursuant to the Nominating and Corporate Governance Committee charter and subject to the Investor Rights Agreement, the Nominating and Corporate Governance Committee periodically reviews the composition of the Board in light of current challenges and needs of the Board and the Company and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, skills, background, and experience. Although the Nominating and Corporate Governance Committee does not have a formal policy regarding diversity on the Board, the Nominating and Corporate Governance Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board. The Nominating and Corporate Governance Committee also considers applicable laws and regulations and stock exchange listing standards.
Once the Nominating and Corporate Governance Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as an additional position, subject to the Investor Rights Agreement, the Nominating and Corporate Governance Committee uses a flexible set of procedures in selecting individual director candidates. This flexibility allows the Nominating and Corporate Governance Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the Nominating and Corporate Governance Committee may desire for a particular opening, including establishing the specific target skill areas, experiences, and backgrounds that are to be the focus of a director search. The Nominating and Corporate Governance Committee may consider candidates recommended by management, by members of the Nominating and Corporate Governance Committee, by the Board, by stockholders, or by a third party it may engage to conduct a search for possible candidates. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate, and our obligations under the Investor Rights Agreement.
2024 Proxy Statement	21

Once candidates are identified, the Nominating and Corporate Governance Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Nominating and Corporate Governance Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the Nominating and Corporate Governance Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.
Stockholder Nominations to the Board of Directors
In order for a stockholder to have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder should submit a written recommendation that includes (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act including such person’s written consent to being named in the proxy statement and form of proxy as a nominee and to serving as a director if elected, (2) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Company, and (3) the information required under Section 2.09(c) of the Bylaws, (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:
(1)
the name and address of such stockholder (as they appear on the Company’s books), and the name and address of any such beneficial owner, and of any affiliates, associates, or others acting in concert with such stockholder or such beneficial owner (any such person other than the stockholder, a “Stockholder Associated Person”);

(2)
for each class or series, the number of shares of capital stock of the Company that are held of record or are beneficially owned by such stockholder and by any Stockholder Associated Person;

(3)
a description of any agreement, arrangement, relationship or understanding (whether written or oral) between or among such stockholder or Stockholder Associated Person and any other person in connection with the proposal of such nomination or other business;

(4)
a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or Stockholder Associated Person with respect to the Company’s securities;

(5)
a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;

(6)
a representation as to whether such stockholder or Stockholder Associated Person intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee, (ii) otherwise solicit proxies from stockholders in support of such proposal or nomination and/or (iii) solicit holders of shares representing at least 67% of the outstanding securities of the Company generally entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act;

22	2024 Proxy Statement

(7)
a representation as to whether such stockholder or Stockholder Associated Person has complied with all applicable legal requirements in connection with its acquisition of shares or other securities of the Company, and any other information reasonably requested by the Company, including with respect to determining whether such person has complied with this Section 2.09(a) of the Bylaws;

(8)
any other information relating to such stockholder, Stockholder Associated Person, if any, or director nominee or proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee or proposal pursuant to Section 14 of the Exchange Act; and

(9)
such other information relating to any proposed item of business as the Company may reasonably require determining whether such proposed item of business is a proper matter for stockholder action.

Stockholder recommendations should be addressed to the Nominating and Corporate Governance Committee in care of our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.
Each of the director nominees has been recommended by the Nominating and Corporate Governance Committee to the Board for election as our directors at the Annual Meeting, and the Board has approved such recommendations.
Executive Committee
The Executive Committee consists of Turqi Alnowaiser, Andrew Liveris, Sherif Marakby, Chabi Nouri, and Peter Rawlinson, with Turqi Alnowaiser serving as chairperson. The Executive Committee reviews, discusses with management and makes recommendations regarding the implementation and execution of our business plan, operational performance and certain other matters and approves transactions below certain thresholds set by our Board. In 2023, the Executive Committee met 11 times.
Stockholder Communications with the Board of Directors
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases, and our website. Our conference calls for quarterly earnings releases are open to all. These calls are available in real time and as archived webcasts on our website for a period of time.
The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560, c/o General Counsel & Secretary. All communications received by our General Counsel & Secretary will be sent directly to the Board or any particular director.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available in the Governance section of the Investors section of our website at https:// ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of such code, on our website or in public filings.
Involvement in Certain Legal Proceedings
Tony Posawatz, one of our former non-employee directors, served as President and Chief Executive Officer of Fisker Automotive from 2012 to 2013. In late 2013, after Mr. Posawatz had left his position, Fisker Automotive filed for bankruptcy protection.
There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
2024 Proxy Statement	23

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, during fiscal year 2023, the Audit Committee met and held discussions with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with KPMG. In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) AS 1301, Communications with Audit Committees, and the SEC. The Audit Committee has received from KPMG the written disclosures regarding the auditor’s independence required by applicable requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with KPMG the independence of KPMG from the Company and its management. Based on the foregoing, the Audit Committee has recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC. The Audit Committee and the Board have also recommended the selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Janet S. Wong, Chair
Glenn R. August
Ori Winitzer
24	2024 Proxy Statement

PROPOSAL No. 2:
RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 25, 2024, our Audit Committee selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. KPMG has served as our independent registered public accounting firm since June 17, 2023. Representatives of KPMG plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as our independent registered public accounting firm. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.
2024 Proxy Statement	25

Independent Registered Public Accounting Firm
The following is a summary of the fees and services provided by Grant Thornton LLP (“Grant Thornton”) and KPMG to Lucid for fiscal years 2022 and 2023:
Description of Services Provided by Grant Thornton and KPMG	Fiscal year Ended December 31, 2022	Fiscal year Ended December 31, 2023
Audit Fees(1)	$1,880,000	$4,200,000
Audit-Related Fees(2)	25,000	—
Tax Fees	—	15,000
All Other Fees	—	—
TOTAL	$1,905,000	$4,215,000

(1)
Audit Fees in 2022 and 2023 were for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by Grant Thornton and KPMG in connection with statutory and regulatory filings or engagements. Fees for the year ended December 31, 2022 relate exclusively to audit and financial services rendered by Grant Thornton. Fees for the year ended December 31, 2023 included approximately $630,000 charged by Grant Thornton and $3,570,000 charged by KPMG.

(2)
Audit-Related Fees in 2022 consisted of attest services related to environmental, social and governance (ESG) and sustainability metrics and disclosures.

The Audit Committee or a delegate thereof pre-approves the scope of the audit and non-audit services provided by our independent registered public accounting firm, as well as all associated fees and terms, pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.
All of the services provided by Grant Thornton for fiscal year 2022 and fiscal year 2023, and fees for such services, and all services provided by KPMG for fiscal year 2023, and fees for such services, were pre-approved by the Audit Committee in accordance with these standards.
Change in Accountants
On May 26, 2023, following the conclusion of a process managed by the Audit Committee of the Board and effective June 17, 2023, the Audit Committee approved the appointment of KPMG as the Company’s independent registered public accounting firm beginning with the year ending December 31, 2023.
On May 26, 2023, the Audit Committee dismissed Grant Thornton as the Company’s independent registered public accounting firm effective immediately upon the effectiveness of the appointment of KPMG. Grant Thornton served as the Company’s independent registered public accounting firm since the close of the merger with Churchill Capital Corp IV on July 23, 2021 and as the independent registered public accounting firm of the Company’s predecessor, Atieva, Inc., since October 13, 2020.
The audit reports of Grant Thornton on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2021 and December 31, 2022 and through May 26, 2023, there were no: (1) disagreements with Grant Thornton within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or Regulation S-K, and the related instructions thereto, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement; or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
During the Company’s years ending December 31, 2021 and 2022 and through May 26, 2023, neither the Company, nor anyone on its behalf, consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any
26	2024 Proxy Statement

matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company previously provided Grant Thornton with a copy of the above statements and requested Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. A copy of Grant Thornton’s letter is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on May 31, 2023.
Vote Required
To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)
2024 Proxy Statement	27

PROPOSAL No. 3:
APPROVAL, ON AN ADVISORY BASIS, of THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-binding, vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the Compensation and Human Capital Committee will consider the voting results when making future compensation decisions.
As described under the heading “Compensation Discussion and Analysis” in this Proxy Statement, our executive compensation program is designed to attract, retain and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation. The Board encourages our stockholders to read the disclosures set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement and to review the compensation actions taken in fiscal year 2023. The Board believes that our executive compensation program effectively aligns executive pay with our performance and results in the attraction and retention of talented executives who are critical to our success.
Accordingly, the Board recommends that our stockholders vote “For” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement furnished for the 2024 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on an advisory basis.”
Because the vote is advisory, it is not binding on management or the Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Compensation and Human Capital Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation and Human Capital Committee and the Board in continuing to improve the alignment of our executive compensation program with business objectives and performance and with the interests of our stockholders.
28	2024 Proxy Statement

Vote Required
To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval, on an advisory basis, of the compensation of our named executive officers. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 3)
2024 Proxy Statement	29

Proposal No. 4:
Approval of the Amendment and Restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan
We are asking our stockholders to approve the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan, effective June 4, 2024 (the “Amended Plan”). The Amended Plan is an amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan (the “Plan”), which was approved by our stockholders on April 24, 2023. The Plan was previously amended and restated, effective June 9, 2022. The Plan was initially effective on July 23, 2021.
The Amended Plan would increase the maximum aggregate number of shares authorized for issuance pursuant to awards under the Plan by 119,000,000 shares to a total of 194,669,244 shares. The proposed amendment is intended to enhance flexibility to continue to grant equity to our employees. Competitive equity awards are critical in allowing us to attract, retain, and motivate talented and qualified employees in the highly competitive markets in which we operate.
The shares reserved for issuance through the Amended Plan (and the prior statements of the Plan) cover our annual equity program awards as well as shares purchased under our Employee Stock Purchase Plan, which is included as an addendum to the Amended Plan (and the prior statements of the Plan) (the “ESPP Addendum”). We do not have a separate number of shares authorized for issuances pursuant to a standalone Employee Stock Purchase Plan. On April 22, 2024, the Board approved the Amended Plan, subject to the approval of our stockholders. If this Proposal No. 4 is not approved by our stockholders, we will continue to operate the Plan pursuant to its current provisions until there are no longer shares remaining available for issuance under the Plan and the Board will need to consider alternative arrangements to delivering competitive long-term compensation, including cash-based awards, in the absence of equity award availability. If we are unable to grant equity awards, our ability to hire and retain necessary talent will be significantly limited and will have a negative impact on our ability to grow and operate our business.
Reason for the Proposal
The purpose of the Amended Plan is to enhance our ability to attract, retain, incentivize, reward, and motivate service providers who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership and other incentive opportunities.
Our use of equity compensation and the alignment with stockholders it provides has helped us achieve the success, growth, and value creation experienced by us and our stockholders. The Board believes that an increase in the shares available for issuance under the Plan will enable us to attract and retain the best available talent to grow our business and to ensure a sufficient number of shares will be available through fiscal year 2025.
The 119,000,000 shares requested reflects the number of shares we forecast to be necessary to support our equity compensation program for the current fiscal year 2024 and through June 2025 based on our new hire and annual grant practices.
30	2024 Proxy Statement

As of April 2, 2024, we had 11,865,547 shares remaining available for issuance under the Plan. The Plan is the Company’s only current plan for granting equity incentive compensation to our employees, other than the Company’s Employee Stock Purchase Plan, which allows employees to purchase our stock at a discount on a tax favorable basis. We anticipate that such remaining shares will be insufficient to support our annual equity grant cycle for fiscal year 2024. If we are unable to grant equity awards, our ability to hire and retain necessary talent will be significantly limited and will have a negative impact on our ability to grow and operate our business.
As of April 2, 2024, the number of persons eligible to participate in the Plan was approximately, 6,649 employees, 71 consultants or independent contractors, and eight non-employee directors. The basis for participation in the Plan is the Compensation and Human Capital Committee’s decision, in its sole discretion, that an award to an eligible person will further the Plan’s purposes, as described above. In exercising its discretion, the Compensation and Human Capital Committee will consider the recommendations of management and the purposes of the Plan.
If stockholders do not approve this Proposal No. 4, we anticipate that the shares under the Plan that remain available for grant would not be sufficient to provide equity incentives in accordance with our current levels. Once the share reserve under the Plan is exhausted, the Company may continue to elect to provide compensation through other means, such as cash-settled awards or other cash compensation.
2024 Proxy Statement	31

Equity Compensation Plan Information
The following table presents certain information with respect to our equity compensation plans as of December 31, 2023, as required by Item 201(d) of Regulation S-K of the Exchange Act:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	96,498,423	$0.68	18,318,164
Equity compensation plans not approved by security holders	—	—	—
Total	96,498,423(1)	$0.68	18,318,164(2)

(1)
Represents shares to be issued upon exercise of stock options and vesting of time-based and performance-based restricted stock units under the Plan.

(2)
Represents shares available for issuance under the Plan, including shares available for purchase under the Company’s Employee Stock Purchase Plan.

32	2024 Proxy Statement

Description of the Material Features of the Plan
The following is a summary of the Amended Plan and is qualified in its entirety by the full text of the Amended Plan, a copy of which is included as Annex A to this Proxy Statement. Except for the change to the Plan as noted above (e.g., the increase in shares available under the Plan), the Amended Plan contains substantially the same terms as the Plan.
Size of Share Pool; Shares Available and Limitations on Awards
As of April 2, 2024, there were 11,865,547 shares remaining for issuance under the Plan. If our stockholders approve the Amended Plan, the number of shares available for issuance will be increased by 119,000,000 shares effective as of the date of the Annual Meeting.
More specifically, as of the date of the Annual Meeting (assuming our stockholders approve the Amended Plan), the maximum aggregate number of shares authorized for issuance as awards under the Plan on or after July 23, 2021 (the “Effective Date”) shall not exceed the sum of:
■
119,000,000 shares approved by the Board on April  22, 2024 under the third restatement of the Plan;

■
39,166,575 shares approved by the Board on March 2, 2023 under the second restatement of the Plan;

■
15,000,000 shares approved by the Board on April 27, 2022 under the first restatement of the Plan;

■
12,500,000 shares initially authorized for issuance under the Plan as of the Effective Date;

■
9,002,669 shares initially authorized under the Plan as of the Effective Date, which represents the number of shares equal to the number of unallocated shares of stock of Atieva, Inc. remaining available for issuance under (1) the 2021 Stock Incentive Plan of Atieva, Inc., as amended, (2) the 2014 Share Plan of Atieva, Inc., as amended, and (3) the 2009 Share Plan of Atieva, Inc. as amended (collectively, the “Prior Plans”); and

■
any shares subject to stock awards granted under the Prior Plans outstanding as of the Effective Date that (1) expire or terminate for any reason prior to exercise or settlement; (2) are forfeited, cancelled or otherwise returned to Lucid because of the failure to meet a contingency or condition required to vest such shares; or (3) are reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award.

In addition, (i) if restricted shares or shares issued upon the exercise of options are forfeited then such shares shall again become available for awards under the Plan; (ii) if restricted stock units, options, stock appreciation rights (“SARs”) or stock purchase rights are forfeited or terminate for any reason before being exercised or settled, or an award is settled in cash without the delivery of shares to the holder, then the corresponding shares shall again become available for awards under the Plan; (iii) if restricted stock units or SARs are settled, then only the number of shares (if any) actually issued in settlement of such restricted stock units or SARs shall reduce the number of shares available under the Plan and the balance (including any shares withheld to satisfy tax withholding obligations) shall again become available for awards under the Plan; and (iv) any shares withheld to satisfy the exercise price or tax withholding obligation pursuant to any award of options or SARs shall be added back to the shares available for awards under the Plan. The number of shares authorized for grant under the Plan is subject to adjustment (as described below). Notwithstanding the foregoing, of the maximum aggregate shares issuable under the Plan, up to 194,669,244 shares may be issued in the form of incentive stock options (“ISOs”), or under the ESPP Addendum.
The maximum number of shares subject to awards granted under the Plan during any calendar year to any outside director (defined as a member of the Board who is not an employee or consultant of Lucid), plus any cash fees paid to the outside director in a calendar year for service on the Board, will not exceed $1 million in total value for the first year of service and $750,000 in total value per year thereafter.
Administration of the Plan
The Plan is administered by the Compensation and Human Capital Committee or other committee (of two or more of our directors) appointed by the Board, or by the Board. The Compensation and Human Capital Committee generally has the authority, among other things, to interpret the Plan, adopt rules relating to the Plan, adopt, amend, or terminate the ESPP Addendum or any sub-plan, determine participants and awards to be granted under the Plan, prescribe the terms and conditions of awards, administer the ESPP Addendum, or take any other actions necessary or advisable for the administration of the Plan.
2024 Proxy Statement	33

Types of Awards
The following types of awards may be made under the Plan. All the awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting, and forfeiture provisions determined by the Compensation and Human Capital Committee, in its sole discretion, subject to such limitations as are provided in the Plan. In addition, subject to the limitations provided in the Plan and in accordance with applicable law, the Compensation and Human Capital Committee may accelerate or defer the vesting or payment of awards, cancel, or modify outstanding awards, and waive any conditions or restrictions imposed with respect to awards.
Restricted Shares
A restricted share award is an award of outstanding shares that does not vest until after a specified period of continuous service, or satisfaction of other vesting conditions as determined by the Compensation and Human Capital Committee, and which may be forfeited if conditions to vesting are not met. At the Compensation and Human Capital Committee’s discretion, participants may be credited with dividends and other distributions that will be paid to the holder only when unvested restricted shares vest. Participants are also generally entitled to the same voting rights as our other stockholders.
Non-qualified Stock Options
An award of a non-qualified stock option grants a participant the right to purchase a certain number of shares during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our shares on the grant date.
The term of a non-qualified stock option may not exceed ten years from the date of grant. Subject to the section entitled “No Repricing” below, Lucid may (i) modify, extend, or renew outstanding stock options or accept the cancellation of options in return for the grant of new options or a different award or cash or (ii) offer to buy out for a payment in cash or cash equivalents a non-qualified stock option previously granted. Options may be awarded in combination with SARs, and the award may provide that options will not be exercisable unless the related SARs are forfeited. An award of nonqualified stock options generally may not include dividend equivalents.
Incentive Stock Options
An ISO is a stock option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), which includes an exercise price of no less than 100% of the fair market value of the shares subject to the option on the grant date, a term of no more than ten years, and that the option be granted from a plan that has been approved by stockholders of Lucid. Notwithstanding the foregoing, if granted to a participant who owns shares representing more than 10% of the voting power of all classes of shares of Lucid, its parent or one of its subsidiaries, an ISO must have a term of not more than five years and an exercise price of no less than 110% of the fair market value of the shares subject to the option on the grant date. An award of ISOs generally may not include dividend equivalents.
Unrestricted Shares
Subject to limits in the Plan, the Compensation and Human Capital Committee may issue unrestricted shares, in such amounts and subject to such terms and conditions as the Compensation and Human Capital Committee determines.
Stock Appreciation Rights
A SAR entitles the participant to receive an amount equal to the difference between the fair market value of Lucid shares on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share on the grant date (except with respect to substitute awards)), multiplied by the number of shares subject to the SAR. An award of SARs generally may not include dividend equivalents.
Restricted Stock Units
A restricted stock unit is an award denominated in shares that may be settled either in shares or cash, or a combination of both, subject to terms and conditions determined by the Compensation and Human Capital Committee. An award of restricted stock units may include the right to dividend equivalents, in the Compensation and Human Capital Committee’s discretion.
34	2024 Proxy Statement

Cash Awards
The Compensation and Human Capital Committee may grant cash-based awards to any participant in such number or amount, and subject to such conditions, that the Compensation and Human Capital Committee may determine.
Stock Purchase Rights under the ESPP Addendum
The purpose of the ESPP Addendum is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing stock from Lucid on favorable terms, paid for through payroll deductions. The ESPP Addendum is intended to qualify under Section 423 of the Code. The Compensation and Human Capital Committee may grant stock purchase rights under the ESPP Addendum to any participant who is an employee. The Compensation and Human Capital Committee may establish sub-plans (which need not qualify under Section 423 of the Code) to facilitate participation in the ESPP Addendum by non-U.S. employees in compliance with foreign laws. The maximum aggregate number of shares for purchase under the ESPP Addendum during any calendar year beginning on or after January 1, 2024 is 8,500,000 shares (or 2,500,000 for prior years), or any other such annual limit as may be approved by the Compensation and Human Capital Committee.
While the ESPP Addendum is in effect, the Compensation and Human Capital Committee may grant options to purchase shares of stock during a specified offering period in compliance with the requirements of Section 423 of the Code. Termination of employment for any reason will be treated as an automatic withdrawal from participation in the ESPP Addendum. The purchase price for each share purchased during an offering period will be the lesser of 85% of the fair market value of the share on the purchase date or 85% of the fair market value of the share on the offering date. No participant may be granted a right to purchase stock under the ESPP Addendum if such a purchase would result in the participant owning 5% or more of the combined voting power or value of all classes of stock of Lucid or any parent or subsidiary of Lucid. No participant shall accrue the right to purchase stock which exceeds $25,000 of fair market value of such stock per calendar year. In the event of a corporate reorganization (defined as (i) the consummation of a merger, consolidation or any other corporate reorganization of Lucid or (ii) the sale, transfer or other disposition of all or substantially all of Lucid’s assets or the complete liquidation or dissolution of Lucid) in which the ESPP Addendum is not assumed by the surviving corporation, the offering period in progress will terminate and either (1) shares will be purchased in accordance with the terms of the ESPP Addendum or (2) all amounts in all participant accounts will be refunded without any purchase of shares.
Performance Criteria
Awards granted under the Plan may be subject to specified performance criteria. The Compensation and Human Capital Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.
Deferrals
Subject to compliance with Section 409A of the Code, the Compensation and Human Capital Committee in its sole discretion may permit or require participants to defer certain amounts or shares paid or issued in respect of awards.
Adjustments
In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in shares, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a combination or consolidation of the outstanding Common Stock into a lesser number of shares, a recapitalization, a spin-off, or a similar occurrence, the Compensation and Human Capital Committee may make appropriate and equitable adjustments in: (i) the class(es) and number of securities available for future awards; (ii) the class(es) and number of securities covered by each outstanding award; (iii) the exercise price under each outstanding option and SAR; and (iv) options to purchase shares granted pursuant to the ESPP Addendum.
Change in Control
In the event of a Change in Control (defined as (i) a change in the composition of the Board in which fewer than one half of the incumbent directors are the original directors or were elected with at least a majority of the original directors; (ii) any person who, by acquisition or aggregation of securities, is or becomes the beneficial owner of securities of Lucid representing 50% or more of the voting power of Lucid’s outstanding securities; (iii) the consummation of a merger or consolidation where 50% or more of the voting power is owned by persons who were not stockholders of Lucid prior to the merger or consolidation; or (iv) the sale, transfer, or other disposition of all or substantially all of Lucid’s assets), if the surviving corporation does not continue, assume or
2024 Proxy Statement	35

settle (subject to vesting) outstanding awards (other than stock purchase rights under the ESPP Addendum), or substitute similar stock awards for outstanding awards (other than stock purchase rights under the ESPP Addendum), then the Compensation and Human Capital Committee may accelerate the vesting or deem any performance-based vesting to be satisfied at the target level or based on actual performance (or the greater thereof). The Compensation and Human Capital Committee may also determine at the time of granting of an award or thereafter that an award will vest and/or become exercisable in connection with a Change in Control. The Compensation and Human Capital Committee may treat awards differently.
No Repricing
Except in connection with corporate transactions, the Compensation and Human Capital Committee may not, without stockholder approval, effect any repricing or buyout of any “underwater” stock option, SAR, or similar award.
Assignability
Unless an award agreement provides otherwise, no award granted under the Plan may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner other than by will or the laws of descent and distribution.
Amendment and Termination
The Board may amend, suspend, or terminate the Plan or the ESPP Addendum at any time, provided that amendments to any outstanding award agreements are subject to applicable legal restrictions and the consent of the participant if the participant’s right or obligations would be materially impaired.
U.S. Federal Income Tax Consequences
The following is a general summary under current law of certain United States federal income tax consequences to the Company and participants who are citizens or individual residents of the United States relating to awards granted under the Plan. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed. This summary is not tax advice, and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult their own tax advisor as to the specific tax consequences of participation in the Plan under federal, state, local and other applicable laws.
Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, the participant generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the Code. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.
Incentive Stock Options
An incentive stock option is an option that meets the requirements of Section 422 of the Code. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction. If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two-year periods described above, it will be considered a “disqualifying disposition,” and the option will be treated as a non-qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of their disability, the three-month period is extended to one year. The three-month period does not apply in the case of the participant’s death. Similar tax consequences will apply to stock purchase rights under the ESPP Addendum.
36	2024 Proxy Statement

SARs
A participant generally does not recognize income at the time a SAR is granted. At the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of the SAR, the participant will generally be required to recognize as income an amount equal to the amount of cash or fair market value of the shares paid or transferred to the participant. Such amount will be taxable as ordinary income and we generally will be entitled to a corresponding tax deduction, subject to any limits imposed under Section 162(m) of the Code.
Restricted Stock
A participant generally will not recognize any income upon the receipt of unvested shares or restricted stock unless the participant elects under Section 83(b) of the Code, within 30 days after receipt of the shares, to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. A participant who makes the election will not be allowed a deduction for the value of any shares subsequently forfeited. A participant who does not make the election generally will recognize ordinary income on the date of the lapse of the restrictions applicable to the shares, which may be at the time of grant, in an amount equal to the fair market value of the shares on such date, less any amount paid for the shares. We will withhold any Federal Insurance Contribution Act (“FICA”) taxes due in respect of the shares in the year the restrictions applicable to the shares lapse, based on the fair market value of the shares on the vesting date, unless you elect under Section 83(b) of the Code, in which case we will withhold any FICA taxes due in respect of the shares in the year of grant based on the fair market value of the shares on the grant date. Generally, upon a sale or other disposition of restricted stock with respect to which a participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions previously lapsed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the basis in such shares. Such gain or loss will be long-term capital gain or loss if the participant holds such shares for more than one year.
Restricted Stock Units
A participant generally does not recognize income at the time a restricted stock unit award is granted. At the time of settlement of the award, the participant will generally recognize ordinary income equal to the fair market value of the restricted stock units at the time of settlement of the award, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. We will withhold any FICA taxes due in respect of the restricted stock units in the year they vest based on the fair market value of the shares and/or cash underlying the award on the vesting date. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).
Performance Awards
Generally, in the case of performance-based awards, the participant will recognize ordinary income on the amount of cash and the fair market value of Common Stock received on the date of payment or settlement of the award (provided that the award is exempt from or complies with Section 409A of the Code). We generally will be entitled to a deduction for such amount at the time it is includable in the income of the participant, subject to any limits imposed under Section 162(m) of the Code.
Cash Awards
Upon the payment of a cash award, the amount of cash received will be ordinary income to the participant. We will be entitled to a deduction for such amount at the time it is includable in the income of the participant, subject to any limits imposed under Section 162(m) of the Code.
Registration with the SEC
If our stockholders approve the Amended Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the Plan as a result of the Amended Plan.
2024 Proxy Statement	37

Vote Required
To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the approval of the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LUCID GROUP, INC. SECOND AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN (PROPOSAL NO. 4)
38	2024 Proxy Statement

Lucid Environmental, Social, and Governance Principles and Impact
As a technology and EV company focused on efficiently using our planet’s precious resources, we are proud that sustainability has been at the core of our business since day one. We are committed to improving environmental and social impacts across our value chain and ensuring a robust governance structure to support our efforts. As a relatively young company, we are still in the early stages of building our holistic approach in this area. We plan to continue to build our internal capabilities for data collection and establish our baseline in key sustainability focus areas for our business. We also believe in the importance of accountability and transparency, which is why we created and published our first sustainability report in 2024.
Highlights of our sustainable impact includes:
Product: Efficiency is a key measure of the in-house technology embedded in our products, contributing to our goal of a best-in-class experience for our customers while benefiting the environment. The Lucid Air continues to be the longest-range fully electric car (the Lucid Air Grand Touring has an EPA-estimated range of 516 miles per charge with 19-inch wheels) and has among the highest driving efficiency (the Lucid Air Pure with 4.74 miles of range per kilowatt-hour), and the Lucid Air has one of the lowest coefficient of drag of any vehicle on the market (0.197 coefficient of drag with 19-inch wheels). These achievements are based on a relentless focus on efficiency through the EV powertrain, battery pack and system, and an aerodynamic design. This focus on efficiency also enables our vehicles to travel further per electron of energy. Each extra mile that we extract per kilowatt-hour of energy means less energy required and fewer carbon emissions from the electrical grid. This same efficient technology and approach enables the possibility of vehicles with smaller, lower-cost battery packs that retain competitive range — which in turn would benefit the environment by requiring fewer battery cells per vehicle.
United Nations Global Compact: In April 2023, we joined the United Nations Global Compact (“UN Global Compact”), the world’s largest voluntary corporate sustainability initiative that seeks to mobilize a global movement of sustainable companies and stakeholders. The UN Global Compact challenges companies to conduct business responsibly by aligning their operations and strategies with the United Nations’ Ten Principles relating to human rights, labor, environmental practices, and anti-corruption. By joining, we have committed to act in accordance with the UN Sustainable Development Goals. Member organizations commit not only to sustainable practices, but also to enhancing transparency. Signatories report yearly on their commitment to the universal sustainability principles and development goals.
ESG Strategy: Our dedicated ESG team is driving our efforts to implement leading environmental, social, and governance strategies and programs. In 2021, we completed a high-level ESG assessment to identify key topics for our ESG strategy. This effort included insight from investors, ratings and rankings, Company leadership interviews, research on peers and consumer trends, and a business and investor media review. During 2022 and 2023, we continued to keep a pulse on the dynamic ESG field to allocate resources to the most significant ESG topics to our business. Our ESG Steering Committee, comprised of senior executive leaders, meets on a regular basis to drive our strategic road mapping in the ESG topics such as climate and GHG emissions, DEI, and ESG partnerships. We enhanced our ESG disclosures, and plan to continue to build our internal capabilities for data collection and disclosure for high-level reporting on ESG performance, in connection with industry standards.
2024 Proxy Statement	39

Message to Stockholders From the Compensation and Human Capital Committee of the Board of Directors
The Compensation and Human Capital Committee has reviewed and approved the compensation actions contained in this report, with the assistance of our independent compensation consultants, Pay Governance.
A strong focus of the Company and the Committee is to deliver on the plans and commitments to our stockholders and hold the executives accountable accordingly. We have therefore been focused on the design, administration, and implementation of our pay-for-performance compensation philosophy and ensuring our compensation programs are aligned with our Company’s strategic imperatives and with our stockholders.
We continue to believe that senior leaders must deliver on their plans and be held accountable when making compensation decisions. For example, in 2023, we redesigned our approach to delivering long-term incentives by introducing performance-based equity awards for senior management and granting 60% of their long-term incentive value in such awards.
As you can see in the “Business Highlights and Key Accomplishments for 2023” section below, we achieved several important milestones in 2023, each driven by the immense talent inherent within our workforce. Further, we believe that there are a limited number of leaders in the world that can propel the core initiatives of the Company forward; namely, to timely start production of the Lucid Gravity SUV and the Company’s midsize platform.
We have a robust and exciting series of additional milestones expected from this leadership team in 2024 and we will continue to make the best decisions possible for both the present and future of the Company.
We are also very aware that we are in an enterprise-building phase of our growth story. And we firmly believe that the people at Lucid are a big reason to be optimistic about our future. We are mindful and strive to attract and retain industry leading talent to the Company.
We thank you for being on this journey with us and we are committed to ensuring this journey is a rewarding one for all of our stakeholders.
Andrew Liveris, Chair
Nichelle Maynard-Elliott
Ori Winitzer
40	2024 Proxy Statement

Named EXECUTIVE OFFICERS
The following table sets forth certain information concerning our named executive officers as of the date of this Proxy Statement:
Name	Age	Position
Peter Rawlinson	66	Chief Executive Officer, Chief Technology Officer & Director
Gagan Dhingra	50	Interim Chief Financial Officer, Vice President of Accounting and Principal Accounting Officer
Marc Winterhoff	55	Chief Operating Officer
Eric Bach	51	Senior Vice President, Product and Chief Engineer
Michael Bell	57	Senior Vice President, Digital
Mr. Rawlinson’s biography can be found under the section entitled “Proposal No. 1: Election of Directors” with the biographies of the other members of the Board. Biographies for our other named executive officers are below.
Gagan Dhingra Interim Chief Financial Officer and Vice President of Accounting and Principal Accounting Officer Age: 50
Gagan Dhingra is our Interim Chief Financial Officer and Vice President of Accounting and Principal Accounting Officer. He is responsible for leading accounting, tax, and internal control functions at Lucid. Mr. Dhingra began his career at Ernst & Young and has more than 20 years of experience in accounting and finance. Prior to joining us, Mr. Dhingra served as Chief Accounting Officer at Anaplan, an enterprise software company, where he was responsible for accounting, tax, treasury, stock administration, and procurement functions. Prior to Anaplan, Mr. Dhingra worked in various leadership roles with increased responsibilities at global organizations, including Seagate, McKesson, and Ernst & Young. Mr. Dhingra is a Certified Public Accountant in California, a Chartered Accountant, and has an undergraduate degree in accounting from India.

2024 Proxy Statement	41

Marc Winterhoff Chief Operating Officer Age: 55
Marc Winterhoff is our Chief Operating Officer. In this role, Mr. Winterhoff focuses on driving operational efficiency, accelerating Lucid’s international expansion, enhancing the Company’s go-to-market strategy, and maturing its world-class manufacturing operations. Prior to joining us, Mr. Winterhoff was a partner at Roland Berger, the European management consultancy, where he focused on operational leadership for large automotive manufacturers; managing manufacturing and cost efficiency; introduction of sales, service, and new mobility concepts; and long-term strategies for renowned automotive brands.
Mr. Winterhoff holds a M.A. in electrical and electronics engineering and management from the Technische Universität Darmstadt.

Eric Bach Senior Vice President, Product and Chief Engineer Age: 51
Eric Bach has served as our Senior Vice President, Product and Chief Engineer since March 2021. Mr. Bach previously served as our Vice President, Hardware Engineering from September 2018 to February 2021 and as Senior Director, Body Engineering from April 2015 to August 2018. Prior to joining us, Mr. Bach was Director of Engineering at Tesla, Inc. from January 2012 to March 2015. From 2000 to December 2011, he served in a variety of engineering and program leadership roles at Volkswagen AG in both Germany and the United States. Mr. Bach holds a Diplom-Ingenieur degree from Friedrich-Alexander University in Erlangen, Germany.

Michael Bell Senior Vice President, Digital Age: 57
Michael Bell has served as our Senior Vice President, Digital since February 2021, and served as our consultant from August 2020 to February 2021. Prior to joining us, Mr. Bell served as Chief Technology Officer of electric vehicle startup Rivian, LLC from June 2019 until February 2020, and as the Chief Executive Officer and President of Silver Spring Networks, Inc., a networking platform and solutions provider for smart energy networks, from September 2015 until January 2018. Previously, from 2010 to 2015, he held various roles at Intel Corporation, a multinational technology corporation specializing in the production of semiconductor chips, including Corporate Vice President New Devices Group, Corporate VP Mobile and Communications Group and Corporate Vice President Ultra Mobility Group, and was head of Product Development at Palm, Inc. from 2007 to 2010. Mr. Bell worked at Apple, Inc. from 1991 to 2007 and played significant roles in the development of Apple iPhone, iMac, AirPort and Apple TV products, serving as Vice President, CPU Software from 2002 to 2007. Mr. Bell has served on the board of directors of iRobot Corporation, a leading consumer robotics company, from March 2016 to May 2022. Mr. Bell holds a B.S. from the University of Pennsylvania.

42	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Overview
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program in 2023 for our named executive officers (“NEOs”), including our compensation philosophy and process, the objectives and elements of the program, and the material factors considered in making compensation decisions.
Our NEOs for 2023 included (i) Peter Rawlinson, our Chief Executive Officer and Chief Technology Officer (“CEO”), (ii) Gagan Dhingra, our Vice President of Accounting and Principal Accounting Officer, who became our Interim Chief Financial Officer effective December 11, 2023, (iii) Marc Winterhoff, our Chief Operating Officer, who commenced employment with us on December 4, 2023, (iv) Eric Bach, our Senior Vice President, Product and Chief Engineer, (v) Michael Bell, our Senior Vice President, Digital, and (vi) Sherry House, our former Chief Financial Officer, who stepped down from the position on December 11, 2023 and terminated employment with us at the end of the year.
Business Highlights and Key Accomplishments for 2023
During fiscal year 2023, we significantly advanced our strategic initiatives and continued to set new standards and achieve recognition for our luxury electric vehicles.
Awards
■
In Lucid Air Pure’s first year of eligibility, Car and Driver selected the Pure to join its esteemed 10Best List for 2024, which recognizes vehicles that have impressed editors with their respective combinations of value, performance, innovation, and overall driving experience.

■
Lucid Air was named the 2023 World Luxury Car of the Year in the prestigious 2023 World Car Awards.

Completed the Lucid Air Lineup
The Air lineup offers an unprecedented range of capability:(1)
■
Air Pure, the most range-efficient electric vehicle on the U.S. market with 430 horsepower and an EPA-estimated range of 419 miles;

■
Air Touring, the most well-rounded electric vehicle on the market with 620 horsepower and an EPA-estimated range of 411 miles;

■
Air Grand Touring, the longest-range electric vehicle on the U.S. market with an EPA-estimated range of 516 miles and 819 horsepower; and

■
Air Sapphire, one of the most powerful four-door cars on the market with 1,234 horsepower, 0-60 mph acceleration in 1.89 seconds, and an EPA-estimated range of 427 miles.

Introducing the Lucid Gravity: Redefining the Electric SUV
■
We unveiled the Lucid Gravity electric sport utility vehicle (SUV) to the public in November 2023. The Gravity is configurable as a three-row luxury SUV with space for up to seven adults and their gear and a projected driving range of at least 440 miles for our longest-range trim.

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Superior In-House Developed Software
■
The Lucid Air is a truly software-defined vehicle with powerful over-the-air software capability, enabling the Air to evolve over time with additional features and enhancements long after customer delivery.

Technological Advances for Customer Convenience
■
Lucid introduced RangeXchange, an innovative new feature enabling the Lucid Air to directly charge other electric vehicles.(2)

■
Lucid adopted the North American Charging Standard (NACS), which will bring greater convenience to Lucid customers when released.

Key Partnerships
■
Lucid entered into a “Strategic Technology Arrangement” with Aston Martin under which we will provide Aston Martin access to state-of-the art technologies in exchange for technology access and integration service fees.(3)

■
Lucid announced a marketing partnership with the high-end department store chain, Saks Fifth Avenue. As part of the collaboration, Saks will offer Lucid Air test drives at some of its store fronts, as well as make social media posts promoting the car brand.

■
Lucid joined the United Nations Global Compact, the world’s largest voluntary corporate sustainability initiative, marking Lucid’s dedication to decarbonizing transportation worldwide.

(1)
Pure, Touring, and GT ranges only when equipped with 19” wheels; Sapphire range only when equipped with standard wheel covers. Range and battery power vary with temperature, driving habits, charging and battery condition and actual results will vary.

(2)
Purchase of RangeXchange adapter and a compatible charging cable required.

(3)
Please see the section entitled “Certain Relationships and Related Party Transactions” for additional information regarding arrangements with Aston Martin.

2023 Pay Actions in Connection with Key Accomplishments
We believe our executive compensation program provides effective incentives for our NEOs to lead us to achieve significant future growth, thereby producing long-term value for our stockholders. In light of our key accomplishments through 2023, the Compensation and Human Capital Committee approved the following pay actions for our NEOs, each of which is more fully described below in this CD&A:
Pay Element	Pay Action
Base Salary
■
In September 2023, the Board increased the base salaries by approximately 9% for Mr. Rawlinson, 7% for Ms. House, and 7% for Mr. Bach. Mr. Dhingra received a pay increase in February 2023 prior to his appointment as our Interim Chief Financial Officer. Such increases were primarily based on executive performance, peer group data, and internal pay equity.

Annual Cash Incentive
■
In June 2023, the Compensation and Human Capital Committee approved our annual cash incentive program for 2023, under which the target incentives were 100% of base salary for Mr. Rawlinson and 75% of base salary for each of Mr. Bach, Mr. Bell, and Ms. House. The target incentive for Mr. Dhingra was separately established at 50%. Mr. Winterhoff, who commenced employment in December 2023, was not eligible for an annual bonus that year. The annual cash incentive program metrics were revenue, gross margin, and free cash flow, with an individual performance modifier.

44	2024 Proxy Statement

Pay Element	Pay Action
Long-Term Equity Incentives
■
Based on the feedback received from stockholder engagement and consistent with our pay-for-performance compensation philosophy, we introduced performance-based equity awards and premium-priced stock options as a significant component of the equity awards program for our executive leaders (including our NEOs). For 2023, the total value of equity awards granted to the NEOs (excluding Mr. Rawlinson) was allocated 30% to time-based vesting restricted stock units (“RSUs”), 60% to performance-based restricted stock units (“PSUs”), and 10% to premium-priced stock options (“Premium-Priced Options”).

■
After review of peer group data provided by the independent consultant, Pay Governance, and in view of still-outstanding value from the 2021 CEO Grant (defined below), the Compensation and Human Capital Committee determined not to grant Mr. Rawlinson an equity award in 2023, as confirmed by the Board.

Compensation Governance Best Practices
We maintain strong corporate governance standards with respect to our executive and director compensation programs and are mindful of the perspectives of our stockholders. Key governance actions taken for 2023, which are described below in more detail in this CD&A, include:
■
Implementation of robust stock ownership guidelines for executives and directors setting forth expectations of ownership of a minimum value of Lucid stock by position.

■
Introduction of PSUs as a core component of annual equity delivery, which are aligned with our financial, operational, and strategic goals. For 2023, the total value of equity awards granted to our executives (including our NEOs) was allocated 60% to PSUs.

■
Introduction of Premium-Priced Options, which ensure that our stockholders earn a substantial return before our executives could realize value from the exercise of stock options. For 2023, the total value of equity awards granted to our executives (including our NEOs) was allocated 10% to Premium-Priced Options.

■
Adoption of a clawback policy (filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023).

In addition, our executive compensation program is guided by the following corporate governance best practices designed to protect the interests of our stockholders:
What We Do	What We Don’t Do

Annual Compensation Review. The Compensation and Human Capital Committee conducts a review at least annually of our executive compensation philosophy and strategy, including a market assessment of executive pay practices at peer companies.

No Option/SAR Repricing or Buy Outs. Our Second Amended and Restated 2021 Stock Incentive Plan prohibits, without stockholder approval, repricing of stock options and stock appreciation rights, and buyouts of underwater stock options and stock appreciation rights.

Annual Compensation-Related Risk Assessment. We have strong risk and control policies, consider risk management when making executive compensation decisions, and conduct an annual risk assessment of our compensation programs to promote prudent risk management.
No Dividends on Unvested Awards. We do not pay dividends on unvested equity awards.
Balanced Short-Term and Long-Term Compensation. We balance short- and long-term incentives to discourage short-term risk-taking at the expense of long-term results.	No “Single-Trigger” Change in Control Arrangements. We do not provide for “single-trigger” acceleration of equity or other compensation or benefits solely upon a change in control.
Independent Compensation and Human Capital Committee Advisor. The Compensation and Human Capital Committee engages an independent compensation consultant.	No Excise Tax “Gross-Ups.” We do not provide any excise tax “gross-ups” on severance or other payments in connection with a change in control.

Independent Compensation and Human Capital Committee. The Compensation and Human Capital Committee consists only of independent directors under Nasdaq rules, even though, as a controlled company, we are not required to have an independent Compensation and Human Capital Committee under Nasdaq rules.
No Hedging or Pledging Permitted. We prohibit directors and employees (including our NEOs) from hedging or pledging Lucid securities.
2024 Proxy Statement	45

What We Do	What We Don’t Do

Stockholder Engagement. We recognize that accountability to our stockholders is sound corporate governance. We incorporated the feedback we received from our majority investor as they undertook a review of our compensation programs.
No Pension or Executive Retirement Plans. We do not offer pension or supplemental executive retirement plans for our NEOs.
No Excessive Perks. We do not pay significant executive perquisites to our NEOs.
Compensation Philosophy and Objectives
Our executive compensation program is designed to attract, retain, and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation by (i) providing compensation packages that are competitive with market practice and drive and reward the achievement of our business objectives; (ii) closely aligning the interests of our NEOs with those of our stockholders by providing a significant portion of our NEOs’ compensation in equity and, with the introduction of performance-based equity awards in 2023, linking a significant portion of equity compensation to performance-based results; and (iii) appropriately aligning compensation with both short-term and long-term Company performance measures and strategic objectives. Being a technology and automotive company that is setting new standards with advanced luxury electric vehicles, we seek to hire and retain experienced talent from the competitive technology sector who have the ability to lead across multiple disciplines and through our highly regulated industries.
To ensure that management’s interests are aligned with those of our stockholders and to motivate and reward individual initiative and effort, our executive compensation program emphasizes a pay-for-performance compensation philosophy so that attainment of Company and individual performance goals are rewarded.
Our executive compensation program design reflects our pay-for-performance philosophy and includes a mix of three key compensation elements — base salary, annual cash incentive awards, and long-term equity incentive awards.
The Compensation and Human Capital Committee annually reviews and analyzes market trends (including, compensation market data from an approved peer group of companies) and adjusts the design and operation of our executive compensation program from time to time as it deems appropriate. As we continue to grow as a public company, the Compensation and Human Capital Committee continues to consider the extent to which the equity compensation of our NEOs should be linked to performance-based results, and the Compensation and Human Capital Committee has recently taken action to further link equity compensation to performance-based results by approving new performance-based equity awards, as briefly described below.
New Performance-Based Equity Awards Framework
In an ongoing effort to be responsive to our stockholders, to continue to achieve strong support for our executive compensation program and to further align executive incentives with stockholders, the Compensation and Human Capital Committee considered and evaluated modifications to the long-term equity incentive component in 2023. As a result of this evaluation and, based on peer group data and recommendations provided by Pay Governance, the Compensation and Human Capital Committee decided that, for 2023, each executive’s (including each NEO’s, except the CEO in recognition of his still outstanding 2021 performance-based equity award) long-term incentive award will be delivered as a mix of 30% RSUs, 60% PSUs, and 10% Premium-Priced Options.
The Compensation and Human Capital Committee believes that the PSUs will incentivize and motivate executives (including our NEOs) to achieve key strategic financial and individual objectives and the new Premium-Priced Options will provide direct alignment with our stockholders.
46	2024 Proxy Statement

Executive Compensation Process
Roles of the Compensation and Human Capital Committee and Management
Our executive compensation program is administered primarily by the Compensation and Human Capital Committee, which is comprised entirely of independent directors under Nasdaq rules (even though, as a controlled company, we are not required to have an independent Compensation and Human Capital Committee under Nasdaq rules). The Compensation and Human Capital Committee establishes our overall compensation philosophy and objectives and is responsible for establishing, overseeing, and evaluating our executive compensation program. The Compensation and Human Capital Committee reviews and assesses whether our executive compensation program aligns with our compensation philosophy and objectives and approves the cash compensation of our NEOs (other than the CEO), and recommends to the Board for approval, the cash compensation for our CEO and equity grants to our NEOs (including the CEO).
The Compensation and Human Capital Committee also consults with and reviews feedback from members of our management team, including our CEO and Human Resources senior leadership, when making compensation decisions. Our CEO works closely with the Compensation and Human Capital Committee and provides the Compensation and Human Capital Committee with performance assessments and compensation recommendations for each NEO (other than himself), based on each NEO’s level of performance and Company performance. While the Compensation and Human Capital Committee considers our CEO’s recommendations, the Compensation and Human Capital Committee ultimately uses its own business judgment and experience in making compensation decisions and recommendations.
Role of Compensation Consultant
The Compensation and Human Capital Committee is directly responsible for the appointment, compensation, and oversight of the work of any compensation advisor and has sole authority to approve all such advisors’ fees and other retention terms.
The Compensation and Human Capital Committee has retained Pay Governance as its compensation consultant since November 2021 to provide the committee with advice and guidance on the design of our executive compensation program. The Nominating and Corporate Governance Committee also has retained Pay Governance as a consultant regarding non-employee director compensation. Pay Governance provides the committees with third-party data and analysis on competitive compensation practices and trends and recommends executive and director compensation levels. Pay Governance has not provided any other services to us and has not received any compensation from us other than with respect to such services to the Compensation and Human Capital Committee and the Nominating and Corporate Governance Committee.
Each year, the Compensation and Human Capital Committee reviews the independence of the compensation consultant and other advisors who provide advice to the Compensation and Human Capital Committee, employing the independence factors specified under Nasdaq rules.
The Compensation and Human Capital Committee has determined that Pay Governance is independent within the meaning of the Nasdaq rules, and the work of Pay Governance for the committee has not raised any conflicts of interest.
Executive Compensation Peer Group
In September 2022, based on input from management and Pay Governance, the Compensation and Human Capital Committee approved an executive compensation peer group to define external benchmarks to help inform compensation decision-making for 2023. While external benchmarks are not the only factor used in the Compensation and Human Capital Committee’s decision process, the Compensation and Human Capital Committee believes external benchmarks to be a valuable tool in setting market competitive compensation policies intended to attract, motivate, and retain top-level talent.
In developing the peer group, consideration was given to our unique combination of key attributes — high price-to-sales, recent commercialization, large-scale manufacturing, and a technology-heavy workforce.
2024 Proxy Statement	47

Our 2023 compensation peer group included the following companies from a variety of business sectors:
■ Airbnb, Inc.	■ Deere & Company	■ Intel Corporation	■ Raytheon Technologies Corporation	■ The Boeing Company
■ Aptiv PLC	■ Ford Motor Company	■ Joby Aviation, Inc.	■ Rivian Automotive, Inc.	■ Uber Technologies, Inc.
■ Cloudflare, Inc.	■ General Motors Company	■ Lyft, Inc.	■ Snowflake Inc.	■ Zscaler, Inc.
■ CrowdStrike Holdings, Inc.	■ Harley-Davidson, Inc.	■ Proterra Inc.	■ Tesla, Inc.
The Compensation and Human Capital Committee reviews the compensation peer group annually to ensure continued appropriateness. The peer group companies are intended to be a reasonable frame of reference for compensation benchmarking, aligned with the Company’s business attributes, and size appropriate, taking into account changes in both our business and the businesses of the companies in the peer group.
Analysis of 2023 Compensation
Compensation Elements
The 2023 executive compensation program consisted of the following elements: base salary, annual cash incentive awards, and long-term equity incentive awards. Each element, which is further discussed below, is intended to reward and motivate executives in different ways consistent with our overall compensation philosophy.
Compensation-Setting Process and Competitive Positioning
In August 2023, the Compensation and Human Capital Committee reviewed the base salaries, target annual cash incentive opportunities, and annual long-term equity incentive values for our NEOs at that time (excluding Messrs. Gagan and Winterhoff, who became our NEOs in December 2023), as compared to similarly situated executives in the peer group. Pay Governance provided data at the 25th, 50th, and 75th percentiles for such compensation, which the committee used as a reference. The Compensation and Human Capital Committee considers such data relevant to, but not determinative of, its consideration of overall executive compensation matters. The Compensation and Human Capital Committee did not benchmark any compensation element to a specific percentile, and the committee instead established our NEOs’ compensation at levels it deemed appropriate after considering such data in conjunction with other factors, including our overall financial and operating performance and each NEO’s experience, performance, contributions and responsibilities, internal pay equity, our short-term and long-term objectives, retention considerations, prevailing market conditions, and feedback from stockholder engagement.
Base Salary
Base salaries provide a fixed source of compensation to our NEOs and are intended to drive short-term performance. We believe generally that a competitive base salary is a necessary element of our executive compensation program and is critical in attracting and retaining executive talent, including our NEOs. Base salaries for our NEOs are also intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, as well as equitable internally across our executive team.
The Compensation and Human Capital Committee annually reviews the base salaries of our NEOs and makes adjustments as it deems necessary or appropriate based on peer group data and the other factors described above in “Compensation-Setting Process and Competitive Positioning.” For each NEO, other than the CEO, the Compensation and Human Capital Committee receives a performance assessment and salary adjustment recommendation from the CEO.
The Compensation and Human Capital Committee reviewed the base salaries of our NEOs and considered the recommendations of our CEO (except with respect to his own base salary). Consistent with our intended approach to provide compensation competitive with a benchmark group of companies and in recognition of their performance, the Compensation and Human
48	2024 Proxy Statement

Capital Committee recommended to the Board, and the Board approved, increases in the annual base salaries for several of our NEOs in September 2023. The base salary increases were effective immediately upon approval.
Our NEOs’ base salaries for 2023, both immediately preceding and after the increase, are set forth in the table below:
2023 Base Salary
Named Executive Officer	Base Salary Before Increase	Base Salary Post-Increase
Peter Rawlinson	$575,000	$625,000
Gagan Dhingra(1)	$382,000	—
Marc Winterhoff(1)	$595,000	—
Eric Bach	$525,000	$560,000
Michael Bell(1)	$525,000	—
Sherry House	$535,000	$575,000

(1)
There was no base salary adjustment for Messrs. Dhingra and Winterhoff, following their NEO appointments in December 2023, nor for Mr. Bell.

Annual Cash Incentive Compensation
Our Annual Cash Incentive Program is intended to motivate our NEOs to achieve our short-term strategic and operational objectives.
In June 2023, the Compensation and Human Capital Committee approved the Annual Cash Incentive Program for fiscal year 2023 (the “2023 AIP”). Payouts under this plan may range from 0% to 150% of target, based on the following formula:
Target Bonus Opportunity. The target bonus is a specified percentage of base salary in effect at the end of the year for each of our executives (including our NEOs) (the “Target Bonus Opportunity”). The Compensation and Human Capital Committee reviewed the Target Bonus Opportunities for our NEOs under the 2023 AIP, taking into consideration a competitive market analysis performed by its compensation consultant, Pay Governance. The Compensation and Human Capital Committee did not increase the target bonus as a percentage of salary from the prior year, but the increase in base salaries for several NEOs (as discussed above) resulted in higher Target Bonus Opportunities for them.
2024 Proxy Statement	49

Our NEOs’ Target Bonus Opportunities for 2023 are set forth in the table below as a percentage of base salary and in dollar amounts:
	Target Bonus Opportunity
Named Executive Officer(1)	% of Base Salary	Amount
Peter Rawlinson	100%	$625,000
Gagan Dhingra	50%	$191,000
Eric Bach	75%	$420,000
Michael Bell	75%	$393,750
Sherry House	75%	$431,250

(1)
Having commenced employment with the Company in December 2023, Mr. Winterhoff was not eligible to participate in the 2023 AIP. Beginning in 2024, Mr. Winterhoff’s Target Bonus Opportunity will be 90% of his base salary. In connection with Ms. House’s separation on December 31, 2023, she received an annual bonus for 2023 in the amount of  $215,000.

Company Performance Goals. In June 2023, the Compensation and Human Capital Committee selected revenue, gross margin, and free cash flow as financial metrics (the “Company Performance Goals”) for the 2023 fiscal year as the basis for payout under the 2023 AIP.
Company Performance Goal	Metric Description
Revenue	Revenue as set forth in the Company’s financial statements.
Gross Margin	The Company’s sales minus its cost of goods sold, expressed as a percentage of sales.
Free Cash Flow	The Company’s net cash from operations less capital expenditures, subject to any cash balance adjustments not connected to operations.
The Company Performance Goals are aligned with our annual growth objectives as well as our long-term business plan, with each Company Performance Goal determining the payout of one-third of the total award. The combined performance of the three Company Performance Goals for fiscal year 2023 is referred to as the “Business Achievement Percentage.” For fiscal year 2023, the Company achieved its target goal for one of its three Company Performance Goals, free cash flow. The Company’s performance did not meet the minimum threshold requirements for its other two Company Performance Goals, revenue and gross margin. As a result, there were no payouts relating to the revenue- and gross margin-related metrics. The Company exceeded its $(3.865) billion in free cash flow target goal, resulting in a Business Achievement Percentage of 37.34%. Taken together, the Target Bonus Opportunity, Business Achievement Percentage, and any individual performance modifier resulted in the following AIP payouts for 2023: $233,377 for Mr. Rawlinson, $71,319 for Mr. Dhingra, $196,035 for Mr. Bach, and $73,513 for Mr. Bell. (Having commenced employment with the Company in December 2023, Mr. Winterhoff was not eligible to participate in the 2023 AIP; and in connection with Ms. House’s separation on December 31, 2023, she received an annual bonus for 2023 in the amount of  $215,000.)
Long-Term Incentive Compensation
We believe that providing long-term incentive compensation in the form of equity awards is a critical element of our executive compensation program as it encourages our NEOs to take a long-term outlook and reinforces our pay-for-performance culture. By providing opportunities for our employees (including our NEOs) to benefit from future successes in Lucid through the appreciation of the value of their equity awards, the Compensation and Human Capital Committee and the Board believe that equity awards align employees’ interests and contributions with the long-term interests of Lucid’s stockholders. Offering meaningful equity ownership in Lucid is also helpful in retaining our NEOs and other key employees.
Based on the feedback received from stockholder engagement, we introduced PSUs and Premium-Priced Options as a significant component of our equity awards program for our executive leaders. For 2023, the total value of equity awards granted to our executives (including our NEOs) was allocated 30% to RSUs, 60% to PSUs, and 10% to Premium-Priced Options.
50	2024 Proxy Statement

On September 10, 2023, our executive officers (including our NEOs, other than Mr. Rawlinson), received equity awards. In addition to further incentivizing their continued employment with the Company and aligning their interests with those of our stockholders, awards were informed by competitive benchmark information from the peer group, individual performance, and internal equity considerations. After review of peer group data provided by Pay Governance, and in view of still-outstanding value from the 2021 CEO Grant (defined below), the Board determined not to grant Mr. Rawlinson an equity award in 2023.
The total value (at target) of equity awards granted to each of our NEOs in 2023 is set forth in the table below:
Named Executive Officer	Total Grant Value	RSUs	PSUs (at target)	Premium-Priced Options
Peter Rawlinson(1)	—	—	—	—
Gagan Dhingra(2)	$2,500,000	$750,000	$1,500,000	$250,000
Marc Winterhoff(3)	$10,000,000	$3,000,000	$6,000,000	$1,000,000
Eric Bach	$9,000,000	$2,700,000	$5,400,000	$900,000
Michael Bell	$9,000,000	$2,700,000	$5,400,000	$900,000
Sherry House(4)	$9,000,000	$2,700,000	$5,400,000	$900,000

(1)
In view of still-outstanding value from the 2021 CEO Grant, the Board determined not to grant Mr. Rawlinson an equity award in 2023.

(2)
This grant does not include the $500,000 of RSUs awarded to Mr. Dhingra as a special, one-time grant in connection with his appointment as our Interim Chief Financial Officer on December 11, 2023. For additional information on the special, one-time grant, please see “Employment Arrangements — Mr. Dhingra Interim Chief Financial Officer Terms” below.

(3)
Mr. Winterhoff’s 2023 RSUs and Premium-Priced Options were granted in connection with the commencement of his employment with the Company on December 4, 2023. Pursuant to his offer letter, he is entitled to receive PSUs in 2024 when the performance metrics are determined for the 2024 Long-Term Incentive Plan.

(4) In connection with Ms. House’s separation on December 31, 2023, vesting on a portion of her PSU award was accelerated and unvested RSUs and Premium-Priced Options were forfeited.
The total grant value of each RSU, PSU, and Premium-Priced Option award is converted into a number of shares of our Common Stock, as discussed below.
RSUs
The total number of shares of our Common Stock subject to each RSU award granted to our employees (including our NEOs) is determined by dividing the total dollar value of the award by the volume-weighted average price of the Company’s Common Stock during the 30 consecutive trading day period ending on the grant date (the “30-day VWAP”). Such average is determined based upon the closing price for each such trading day and the number of shares traded on such day.
Our NEOs’ RSU awards in 2023 are set forth in the table below:
2023 RSU Awards to NEOs
Named Executive Officer	RSUs (Value)	30-Day VWAP	RSUs
Peter Rawlinson(1)	—	—	—
Gagan Dhingra	$750,000	$6.6069	113,517
Marc Winterhoff	$3,000,000	$4.2022	713,911
Eric Bach	$2,700,000	$6.6069	408,663
Michael Bell	$2,700,000	$6.6069	408,663
Sherry House(2)	$2,700,000	$6.6069	408,663

(1)
In view of still-outstanding value from the 2021 CEO Grant, the Board determined not to grant Mr. Rawlinson an equity award in 2023.

(2)
In connection with her separation on December 31, 2023, Ms. House forfeited 332,039 of her 2023 RSUs, since no vesting was accelerated on this award, but 76,624 shares were previously vested.

2024 Proxy Statement	51

The RSUs for Messrs. Dhingra, Bach and Bell and Ms. House vest over four years, with 1/8th vesting on the September 10, 2023 grant date, and the remainder vesting in substantially equal quarterly installments beginning on December 5, 2023 and ending on March 5, 2027, subject to the NEO’s continued employment through the applicable vesting dates.
The RSUs for Mr. Winterhoff vest over four years, with 1/4th vesting on December 4, 2024, and the remainder vesting in substantially equal quarterly installments beginning on March 5, 2025 and ending on December 5, 2027, subject to his continued employment through the applicable vesting dates.
PSUs
The target number of shares of our Common Stock subject to each PSU award granted to our executives (including our NEOs) is determined by dividing the total dollar value of the award by the 30-day VWAP. The number of earned PSUs is based on the achievement of the Company Performance Goals: revenue (weighted 40%), gross margin (weighted 30%), and free cash flow (weighted 30%), as adjusted by an individual performance modifier. The PSUs use the same performance goals as the 2023 AIP, since success in these metrics was seen as mission-critical at the onset of the 2023 fiscal year. Over time, the intent is to shift toward longer-term measurements.
The number of earned shares under the PSU awards may range from 0% to 150% of target, based on the following formula:
Our NEOs’ target PSU awards in 2023 are set forth in the table below:
2023 Target PSU Awards to NEOs
Named Executive Officer	Target PSUs ($)	30-Day VWAP	Target PSUs (#)
Peter Rawlinson(1)	—	—	—
Gagan Dhingra	$1,500,000	$6.6069	227,035
Marc Winterhoff(2)	—	—	—
Eric Bach	$5,400,000	$6.6069	817,327
Michael Bell	$5,400,000	$6.6069	817,327
Sherry House	$5,400,000	$6.6069	817,327

(1)
In view of still-outstanding value from the 2021 CEO Grant, the Board determined not to grant Mr. Rawlinson an equity award in 2023.

(2)
Having commenced employment with the Company in December 2023, Mr. Winterhoff was not eligible to receive PSUs for the 2023 performance period. Pursuant to his offer letter, Mr. Winterhoff is eligible to receive $6,000,000 in PSUs in 2024 when the performance metrics are determined for the 2024 Long-Term Incentive Plan.

(3)
In connection with Ms. House’s separation on December 31, 2023, vesting was accelerated for 136,221 of her 2023 PSUs and the remaining 681,106 PSUs were forfeited.

Similar to the 2023 AIP, the Compensation and Human Capital Committee selected revenue, gross margin, and free cash flow financial metrics, which were set at levels that would require significant effort on the part of the executives to achieve, although with differing weights. For purposes of the Company’s PSU awards, the combined performance of the three Company Performance
52	2024 Proxy Statement

Goals for the fiscal year 2023 is referred to as the “Earned Units Percentage.” For fiscal year 2023, the Company achieved its target goal for one of its three Company Performance Goals, free cash flow. The Company’s performance did not meet the minimum threshold requirements for its other two Company Performance Goals, revenue and gross margin. As a result, there were no earned PSUs for the revenue- and gross margin-related metrics. The Company exceeded its $(3.865) billion in free cash flow target goal, resulting in an Earned Units Percentage of 33.61%. Taken together, the Target PSUs Awarded, Earned Units Percentage, and any individual performance modifier resulted in the following earned PSUs for 2023: 76,306 shares for Mr. Dhingra, 343,380 shares for Mr. Bach, and 137,352 shares for Mr. Bell. (In view of still-outstanding value from the 2021 CEO Grant, the Board determined not to grant Mr. Rawlinson an equity award in 2023; having commenced employment with the Company in December 2023, Mr. Winterhoff was not eligible to receive PSUs for the 2023 performance period; and in connection with Ms. House’s separation on December 31, 2023, a 136,221 of her 2023 PSUs were accelerated and the remainder forfeited.)
Any earned PSUs will vest over three years, with 1/3rd vesting on the later of March 5, 2024 and the date the level of achievement with respect to the Company Performance Goals is certified and the remainder vesting in equal quarterly installments beginning on June 5, 2024 and ending on March 5, 2026, subject to the NEO’s continued employment through the applicable vesting dates.
Premium-Priced Options
The Premium-Priced Options only have value equal to any appreciation over the exercise price. The exercise price is set at 25% above the 30-day VWAP (or the grant date closing price, if higher). The term of the Premium-Priced Option is seven years. Our NEOs’ Premium-Priced Option awards in 2023 are set forth in the table below:
2023 Premium-Priced Option Awards to NEOs
Named Executive Officer	Exercise Price	Option Shares
Peter Rawlinson(1)	—	—
Gagan Dhingra	$8.26	113,517
Marc Winterhoff	$5.25	713,910
Eric Bach	$8.26	408,663
Michael Bell	$8.26	408,663
Sherry House(2)	$8.26	408,663

(1)
Mr. Rawlinson did not receive an equity award in 2023 in view of still-outstanding value from the 2021 CEO Grant.

(2)
In connection with Ms. House’s separation, 349,067 of her stock options granted in 2023 were forfeited, since no vesting was accelerated on this award, but 59,596 that were previously vested remained exercisable for three months following her separation date on December 31, 2023.

The Premium-Priced Options for Messrs. Dhingra, Bach and Bell and Ms. House vest over four years, with 5/48th vesting on the first monthly anniversary of the grant date, and the remainder vesting in substantially equal monthly installments thereafter, subject to the NEO’s continued employment through the applicable vesting dates.
The Premium-Priced Options for Mr. Winterhoff vest over four years, with 1/4th vesting on December 4, 2024, and the remainder vesting in substantially equal monthly installments thereafter, subject to his continued employment through the applicable vesting dates.
Special Bonus
The Company unveiled the Lucid Gravity, a luxury sport utility vehicle, to the public at the Los Angeles Auto Show in November 2023, which marked a major technical, commercial, and design milestone achievement for the Company. In recognition of their significant contributions to this milestone achievement, the Company awarded a $6,000,000 cash bonus to Mr. Rawlinson and $1,000,000 cash bonus to Mr. Bach (the “Gravity Bonuses”). Although approved and paid in 2024, the Gravity Bonuses reward years of development that led to the public reveal in 2023 and the anticipated success of a new line of Lucid vehicles for years to come.
2024 Proxy Statement	53

Other Compensation
Perquisites and Other Personal Benefits
The Compensation and Human Capital Committee periodically reviews the perquisites and other personal benefits provided to our NEOs to ensure that they are reasonable, competitive, and consistent with the overall compensation program. We do not view perquisites or other personal benefits as a significant component of our executive compensation program and we do not provide material perquisites or personal benefits to our NEOs. Perquisites and other personal benefits include for certain of our executive officers (as set forth in more detail in the Summary Compensation Table below and accompanying footnotes): (i)  for Ms. House and Mr. Dhingra, a Company buyback of employee-purchased Lucid Air vehicles with a tax gross-up, and replacement with the personal usage of a Company-provided Lucid Air vehicle on or about December 2023 with a tax gross-up and (ii) for Mr. Rawlinson, annual reimbursement for tax advisory and preparation fees up to $20,000 less applicable tax deductions and withholdings.
Retirement and Other Employee Benefits
We maintain a 401(k) retirement savings plan for our employees in the United States, including the NEOs. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In addition, all of our full-time employees, including the NEOs, are eligible to participate in our health and welfare plans, including medical, dental, and vision benefits, health and dependent care flexible spending accounts, and disability and life insurance.
Employment Arrangements
At-Will Employment and Restrictive Covenants
Messrs. Rawlinson, Dhingra, Winterhoff, Bach and Bell are at-will employees with no specified term of employment. As a condition of their employment, each of the NEOs was required to sign a Confidential Information and Invention Assignment Agreement (“Restrictive Covenant Agreement”) which includes, among other provisions, a 24-month post-employment non-solicit of employees and customers, a perpetual confidentiality covenant, and an assignment of inventions provision.
Mr. Dhingra Interim Chief Financial Officer Terms
In connection with Mr. Dhingra’s appointment as our Interim Chief Financial Officer on December 11, 2023, Mr. Dhingra (i) received an award of RSUs with a grant value of  $500,000 that vests 50% on June 5, 2024 and 50% on December 5, 2024; (ii) received an initial appointment bonus of  $68,000; and (iii) is entitled to receive a quarterly bonus of  $50,000 and a monthly stipend of  $25,000 for as long as he continues to serve as our Interim Chief Financial Officer.
Mr. Winterhoff Offer Letter
In connection with Mr. Winterhoff’s appointment as our Chief Operating Officer on December 4, 2023, the Company provided Mr. Winterhoff with a one-time sign-on bonus of  $3,350,000. A portion of the sign-on bonus was intended to compensate him for certain payments that he forfeited upon his departure from his prior employer. Under the terms of his offer letter dated November 7, 2023, if Mr. Winterhoff is terminated for “cause” or resigns other than due to a “constructive termination” (each as defined in the Executive Severance Plan described below) prior to August 1, 2027, the sign-on bonus will be subject to a whole or partial clawback in accordance with the table below depending on when such termination occurs.
Termination Date	Clawback Amount
On or prior to November 30, 2024	$3,350,000
On or after December 1, 2024 but on or prior to July 31, 2025	$2,100,000
On or after August 1, 2025 but on or prior to November 31, 2025	$1,800,000
On or after December 1, 2025 but on or prior to July 31, 2026	$550,000
On or after August 1, 2026 and on or prior to July 31, 2027	$250,000
54	2024 Proxy Statement

In addition, Mr. Winterhoff’s offer letter provides for an RSU award with a grant value of  $3,000,000 (which was granted on December 4, 2023 as described above), a Premium-Priced Option award with a grant value of  $1,000,000 (which was also granted on December 4, 2023 as described above), and a PSU award with a target grant value of  $6,000,000 (which will be granted in 2024) (collectively, the “Sign-On Awards”). If Mr. Winterhoff is terminated without “cause” or resigns due to a “constructive termination,” his Sign-On Awards will vest in full (provided that the PSUs will remain subject to the applicable performance-vesting conditions based on actual performance), conditioned upon his execution of a release of claims. In addition, upon such termination of employment, Mr. Winterhoff may be eligible to receive a prorated incentive bonus for the year of termination based on the projected Company performance at the time of his termination (unless duplicative under the Executive Severance Plan discussed below).
Termination and Change in Control Agreements
Executive Severance Plan
The Company established the Lucid Group, Inc. Executive Severance Benefit Plan, effective July 23, 2021 (the “Executive Severance Plan”), in which executives (including our NEOs) participate. Under the terms of the Executive Severance Plan, participants are entitled to receive the following in the event of a termination without “cause” or a “constructive termination” (as each such term is defined in the Executive Severance Plan) that is not a Change in Control Termination (as defined below), subject to the participant’s execution of a release of claims: (i) base salary continuation for the number of months set forth in the participant’s participation agreement, (ii) Company-paid COBRA premiums for healthcare continuation coverage (including a gross-up for applicable taxes) up to the number of months set forth in the participant’s participation agreement, and (iii) accelerated vesting of an “applicable percentage” of the participant’s outstanding and unvested equity awards granted prior to July 23, 2021 (but such accelerated vesting under the Executive Severance Plan does not apply to the 2021 CEO Grant, which contains its own accelerated vesting terms under certain circumstances (as described below), nor to any equity awards granted on or after July 23, 2021). For purposes of determining the accelerated vesting of pre-July 23, 2021 awards, the “applicable percentage” is equal to 25% of the unvested equity award at the time of such termination plus 5% for each year of service, up to 50%.
In the event of a termination without “cause” or a “constructive termination” in each case within three months prior to or 12 months following a change in control of Lucid (a “Change in Control Termination”), participants are entitled to receive the following, subject to the participant’s execution of a release of claims: (i) a lump-sum payment equal to the sum of base salary and target annual cash incentive divided by 12, multiplied by the number of months set forth in the participant’s participation agreement, (ii) Company-paid COBRA premiums for healthcare continuation coverage (including a gross-up for applicable taxes) up to the number of months set forth in the participant’s participation agreement, and (iii) accelerated vesting of 100% of the participant’s outstanding equity awards (except in the case of the 2021 CEO Grant, as mentioned above).
Under the Executive Severance Plan, a participant’s right to receive severance benefits terminates in the event the participant breaches the Restrictive Covenant Agreement or the participant utilizes our trade secrets to solicit any of our employees to leave us or to induce any of our then-current clients, customers, or suppliers to terminate their business relationship with us. The severance levels that apply to each of the NEOs under the Executive Severance Plan are set forth in the table below:
Named Executive Officer	Severance Not in Connection with a Change in Control (Number of Months)	Severance in Connection with a Change in Control Termination (Number of Months)
Peter Rawlinson	12	18
Gagan Dhingra	6	9
Marc Winterhoff	9	12
Eric Bach	9	12
Michael Bell	9	12
Sherry House	9	12
2024 Proxy Statement	55

Under the terms of the Lucid Group, Inc. Vesting Acceleration Policy for Death and Disability (the “Acceleration Policy”), our NEOs who are currently employed are also entitled to accelerated vesting of all outstanding unvested time-based and performance-based equity awards in the event of death or disability, except to the extent the policy would be inconsistent with the terms or provisions of any award agreement, employment agreement, or other plan or agreement. The Acceleration Policy also does not apply to any equity awards granted to Mr. Rawlinson prior to September 15, 2021, the date the Acceleration Policy was adopted (including the 2021 CEO Grant). Each NEO’s severance entitlements upon certain terminations of employment are described in more detail below under “Potential Payments Upon Termination or Change in Control.”
House Separation Agreement
In connection with Ms. House’s separation on December 31, 2023, Ms. House received the following severance benefits pursuant to the terms of her separation agreement: (i) nine months of base salary continuation totaling $431,250, (ii) a 2023 annual bonus of  $215,000, (iii) accelerated vesting of 83,987 RSUs and 136,221 PSUs, (iv) up to nine months of Company-paid COBRA premiums for healthcare continuation coverage (including a gross-up for applicable taxes), (v) ownership of the Company-provided Lucid Air vehicle (including a gross-up for applicable taxes), and (vi) $12,500 to cover the preparation costs of her 2023 tax returns. In addition, 99,150 (or an applicable percentage of 40%) of unvested RSUs subject to Ms. House’s June 29, 2021 RSU grant were accelerated, pursuant to the terms of her participation agreement under the Executive Severance Plan.
2021 CEO Grant
In March 2021, as previously disclosed, Mr. Rawlinson was granted (i) 13,834,748 RSUs vesting quarterly over a four-year period beginning on December 5, 2021 (the “CEO Time-Based RSUs”); and (ii) 16,024,411 PSUs vesting in five tranches with each tranche tied to the attainment of market capitalization goals over the course of a five-year performance period as outlined below (the “CEO Performance RSUs”, and collectively, the “2021 CEO Grant”). Of the 13,834,748 CEO Time-Based RSUs, as of December 31, 2023, 7,782,048 have vested and 6,052,700 remain unvested. Of the 16,024,411 CEO Performance RSUs, as of December 31, 2023, 13,934,271 have vested and 2,090,140 remain unvested. The unvested CEO Performance RSUs can be earned until July 23, 2026.
With respect to the CEO Time-Based RSUs, in the event of a change in control of Lucid, the unvested amount will vest (a) to the extent not assumed or substituted in connection with such change in control if Mr. Rawlinson remains employed through the change in control or (b) upon a termination without “cause” or upon a “constructive termination” (as each such term is defined in the 2021 CEO Grant award agreement) 30 days prior to the change in control. If the CEO Time-Based RSUs are assumed or substituted in connection with the change in control, the unvested CEO Time-Based RSUs will vest if Mr. Rawlinson experiences a termination without “cause” or “constructive termination” within 12 months following the change in control.
With respect to the CEO Performance RSUs, the unvested amount will vest on a change in control if the per share price multiplied by the total number of outstanding shares of our Common Stock exceeds certain previously disclosed market capitalization metrics. In addition, upon a private financing or public offering of our Common Stock with proceeds of at least $1 billion, if Lucid’s total market capitalization implied by the financing exceeds such market capitalization metrics, the CEO Performance RSUs associated with those metrics will vest. Upon a termination without cause or upon a constructive termination, any unvested CEO Performance RSUs will remain outstanding and eligible to vest if Lucid achieves certain market capitalization metrics within six months after such termination of employment. The CEO Performance RSUs that do not vest by July 23, 2026 will be forfeited.
Compensation Recoupment Policy
On November 13, 2023, the Company adopted a Compensation Recoupment Policy. The Compensation Recoupment Policy, adopted in compliance with Exchange Act Rule 10D and the corresponding Nasdaq listing standards, applies to current and former executive officers of the Company. In the event the Company is required to restate its financial statements as a result of events described in the Nasdaq listing standards effective October 2, 2023, the Compensation and Human Capital Committee is authorized to recover incentive compensation awarded to a covered executive in accordance with the Compensation Recoupment Policy.
2023 Say-on-Pay Vote
At our 2023 annual meeting of stockholders, we held a non-binding advisory stockholder vote on the compensation program for our NEOs, commonly referred to as a “say-on-pay” vote. Approximately 99% of the voting power of shares voted at the 2023 annual meeting of stockholders were cast in favor of our say-on-pay proposal. The Compensation and Human Capital Committee considered the result of this advisory vote to be an endorsement of our compensation program, policies, practices, and philosophy for our NEOs. The Compensation and Human Capital Committee will continue to consider the outcome of our say-on-pay votes
56	2024 Proxy Statement

and our stockholders’ views when making compensation decisions for our NEOs, including the outcome of Proposal No. 3 (non-binding advisory vote on the compensation of our NEOs) at the Annual Meeting. Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for our NEOs, commonly referred to as a “say on frequency” vote, held at our 2023 annual meeting of stockholders, the Board determined that we will hold our say-on-pay vote every year until the next required say on frequency vote. We expect to hold our next advisory vote on the frequency of say-on-pay votes at our annual meeting in 2028.
Stock Ownership Guidelines
The Board recently adopted Stock Ownership Guidelines. Under these guidelines, our non-employee directors and executives are expected to maintain a minimum equity stake in the Company. These guidelines embody the Compensation and Human Capital Committee’s belief that our directors and executives should maintain a significant personal financial stake in the Company to align such individuals with our stockholders’ interests, which reduces the incentive for excessive short-term risk taking. Under the guidelines, each covered individual is expected to meet the following ownership goal within five years of January 23, 2023, the effective date of the guidelines, or within five years of the first election or appointment as a covered individual, whichever comes later:
Category of Covered Individual	Ownership Goal
Non-Employee Director	5x Annual Board Cash Retainer
Chief Executive Officer	6x Annual Base Salary
Chief Financial Officer and Senior Vice Presidents	3x Annual Base Salary
Interim Chief Financial Officer	2x Annual Base Salary
The following shares subject to equity awards will be counted toward satisfaction of the ownership goal (in addition to outstanding shares of which the individual is the beneficial owner): (a) shares subject to unvested, or vested but unsettled, RSU awards; and (b) shares subject to performance-based awards for which performance conditions have been satisfied (i.e., earned performance awards at actual achievement, even if they remain subject to time-based vesting conditions). The following shares will not be counted toward satisfaction of the ownership goal: (a) shares subject to performance-based awards for which the performance conditions have not yet been satisfied; (b) shares subject to unexercised stock options or stock appreciation rights, in each case, regardless of whether vested or “in-the-money;” and (c) shares subject to equity-based awards that may only be settled in cash.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code generally imposes a $1 million cap on the federal income tax deduction for compensation paid to our “covered employees” during any fiscal year. While the Compensation and Human Capital Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation and Human Capital Committee also looks at other factors in making its decisions, and, in the exercise of its business judgment and in accordance with its compensation philosophy, the Compensation and Human Capital Committee retains the flexibility to award compensation even if the compensation is not deductible by us for tax purposes, and to modify compensation that was initially intended to be tax deductible if it determines such modifications are consistent with our business needs.
Accounting for Stock-Based Compensation
The Compensation and Human Capital Committee takes accounting considerations into account in designing compensation plans and arrangements for our NEOs and other employees. We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards based on the grant date “fair value” of these awards.
2024 Proxy Statement	57

Compensation Risk Assessment
The Compensation and Human Capital Committee believes that the design, implementation, and governance of our executive compensation program are consistent with high standards of risk management. Our executive compensation program reflects an appropriate mix of compensation elements, balancing current and long-term performance objectives, cash and equity compensation, and risks and rewards.
Pay Governance annually conducts a detailed risk assessment of our compensation programs employing a framework to assist the Compensation and Human Capital Committee in ascertaining any potential material adverse risks and how they may link with our compensation programs. The results of Pay Governance’s risk assessment were presented to the Compensation and Human Capital Committee in December 2023. Based on the assessment, Pay Governance concluded, and the Compensation and Human Capital Committee agreed, that our compensation programs do not create any potential risk that is reasonably likely to have a material adverse effect on the Company.
Based on the above, we believe our executive compensation program effectively (i) ensures that our compensation opportunities do not encourage excessive risk taking, (ii) keeps our NEOs focused on the creation of long-term, sustainable value for our stockholders, and (iii) provides competitive and appropriate levels of compensation over time.
58	2024 Proxy Statement

COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT
The Compensation and Human Capital Committee has reviewed and discussed this CD&A with management and, based on such review and discussions, the Compensation and Human Capital Committee recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Andrew Liveris, Chair
Nichelle Maynard-Elliott
Ori Winitzer
2024 Proxy Statement	59

2023 Summary Compensation Table
The following table sets forth the compensation awarded to or paid to our NEOs for services rendered to the Company during the years ended December 31, 2023, 2022 and 2021.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Peter Rawlinson Chief Executive Officer and Chief Technology Officer	2023	584,615	6,000,000(5)	—	—	233,377	19,223	6,837,215
	2022	575,000	—	—	—	—	21,430	596,430
	2021	528,846	2,190,761	556,086,963	—	215,625	6,569,317	565,591,512
Gagan Dhingra Interim Chief Financial Officer and Vice President of Accounting and Principal Accounting Officer	2023	377,768	68,000(6)	2,529,876	430,229	71,319	73,384	3,550,576
	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—
Marc Winterhoff Chief Operating Officer	2023	22,884	3,350,000(7)	3,112,651	2,006,087	—	70	8,491,692
	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—
Eric Bach Senior Vice President, Product and Chief Engineer	2023	534,423	1,000,000(5)	7,159,781	1,548,832	196,035	872	10,439,943
	2022	488,942	—	5,249,436	—	—	—	5,738,378
	2021	414,423	118,248	10,000,930	—	168,750	7,186,933	17,889,284
Michael Bell Senior Vice President, Digital	2023	525,000	—	7,159,781	1,548,832	73,513	872	9,307,998
	2022	512,981	—	5,249,436	—	—	—	5,762,417
	2021	500,962	357,726	26,783,720	—	160,274	1,232,776	29,035,458
Sherry House Former Chief Financial Officer	2023	597,510	600,000(8)	7,159,781	1,548,832	—	1,027,983	10,934,106
	2022	518,173	—	5,249,436	—	—	—	5,767,609
	2021	317,308	141,685	16,181,280	—	124,315	1,160	16,765,748

(1)
Amounts reflect the base salary earned during the applicable year. For additional information, see “Analysis of 2023 Compensation — Base Salary” above. The amounts include base salary increases in September 2023 for Mr. Rawlinson ($50,000), Mr. Bach ($35,000), and Ms. House ($40,000). In addition, the amount for Ms. House includes accrued vacation upon her separation on December 31, 2023.

(2)
The “Stock Awards” column reflects the aggregate grant date fair value of RSUs and PSUs granted, and the “Option Awards” column reflects the aggregate grant date value of stock options granted, in each case, computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the awards are disclosed in Footnote 14 to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(3)
This column reflects amounts earned under our annual cash incentive program.

60	2024 Proxy Statement

(4)
The value includes the following personal perquisites and other compensation:

Named Executive Officer	Communications Stipend ($)	Executive Disability Premium($)	Company- Provided Vehicle($)	Employee Purchase Program Buyback($)	Tax Preparation Stipend($)	Other($)
Peter Rawlinson	780	482	—	—	17,961	—
Gagan Dhingra	390	482	2,920(a)	44,592(b)	—	25,000(c)
Marc Winterhoff	30	40	—	—	—	—
Eric Bach	390	482	—	—	—	—
Michael Bell	390	482	—	—	—	—
Sherry House	810	482	2,920(a)	141,258(d)	—	882,513(e)

(a)
Income inclusion ($1,910) for the Company-provided Lucid Air vehicle commencing in December 2023 and the tax gross-up ($1,010).

(b)
Income inclusion for the Company repurchase of the employee-owned Lucid Air vehicle ($29,172) and the tax gross-up ($15,420).

(c)
Monthly stipend for service as our Interim Chief Financial Officer.

(d)
Income inclusion for the Company repurchase of the employee-owned Lucid Air vehicle ($71,222) and the tax gross-up ($70,036).

(e)
In connection with her separation on December 31, 2023, Ms. House received salary continuation for nine months ($431,250); 2023 annual incentive compensation ($215,000); transfer of Company-owned Lucid Air vehicle to the NEO and tax-gross up ($185,522); Company-paid costs for 2023 tax preparation ($12,500); Company-paid healthcare continuation for nine months and tax gross-up ($38,241).

(5)
The amounts reflect one-time bonus payments to Mr. Rawlinson and Mr. Bach for achieving a key milestone in the public reveal of the Lucid Gravity product line.

(6)
Mr. Dhingra received a special, one-time bonus payment in connection with his appointment as our Interim Chief Financial Officer on December 11, 2023. In addition, he will receive a quarterly bonus of  $50,000 during his tenure as our Interim Chief Financial Officer, the first payment of which becomes payable in March 2024.

(7)
Mr. Winterhoff received a special, one-time sign on bonus of  $3,350,000 (a portion of which was intended to compensate him for certain payments that he forfeited upon his departure from his prior employer).

(8)
Ms. House received a special, one-time bonus of  $600,000 in recognition of her significant role in commencing the public offering of the Company’s Common Stock and the concurrent private placement of our Common Stock to the Company’s majority stockholder.

2024 Proxy Statement	61

Grants of Plan-Based Awards
Named Executive Officer	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter Rawlinson
2023 Annual Cash Incentive(1)	—	312,500	625,000	937,500	—	—	—	—	—
Gagan Dhingra
2023 Annual Cash Incentive	—	95,500	191,000	286,500	—	—	—	—	—
RSU	09/10/2023	—	—	—	—	—	—	113,517	662,939
RSU	12/11/2023	—	—	—	—	—	—	117,365	541,052
PSU	09/10/2023	—	—	—	113,518	227,035	340,553	—	1,325,884
Stock Options	09/10/2023	—	—	—	—	—	—	113,517	430,229
Marc Winterhoff(2)
RSU	12/4/2023	—	—	—	—	—	—	713,911	3,112,651
Stock Options	12/4/2023	—	—	—	—	—	—	713,910	2,006,087
Eric Bach
2023 Annual Cash Incentive(1)	—	210,000	420,000	630,000	—	—	—	—	—
RSU	9/10/2023	—	—	—	—	—	—	408,663	2,386,591
PSU	9/10/2023	—	—	—	408,664	817,327	1,225,991	—	4,773,189
Stock Options	9/10/2023	—	—	—	—	—	—	408,663	1,548,832
Michael Bell
2023 Annual Cash Incentive	—	196,875	393,750	590,625	—	—	—	—	—
RSU	9/10/2023	—	—	—	—	—	—	408,663	2,386,591
PSU	9/10/2023	—	—	—	408,664	817,327	1,225,991	—	4,773,189
Stock Options	9/10/2023	—	—	—	—	—	—	408,663	1,548,832
Sherry House
2023 Annual Cash Incentive(1)	—	215,625	431,250	646,875	—	—	—	—	—
RSU	09/10/2023	—	—	—	—	—	—	408,663	2,386,591
PSU	09/10/2023	—	—	—	408,664	817,327	1,225,991	—	4,773,189
Stock Options	09/10/2023	—	—	—	—	—	—	408,663	1,548,832

(1)
For Messrs. Rawlinson and Bach and Ms. House, the 2023 Annual Cash Incentive (the “2023 AIP”) amounts are adjusted to reflect base salary increases during 2023.

(2)Having commenced employment with the Company in December 2023, Mr. Winterhoff was not eligible to participate in the 2023 AIP and was not eligible to receive PSUs for the 2023 performance period. Pursuant to his offer letter, Mr. Winterhoff is eligible to receive PSUs in 2024 when the performance metrics are determined for the 2024 Long-Term Incentive Plan.
(2)
Represents the grant date fair value of RSUs, PSUs, and Premium-Priced Options granted during 2023, calculated in accordance with FASB ASC Topic 718.

62	2024 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (#)	Number of Securities Underlying Unexercised Options (#) Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Peter Rawlinson	3,379,846	—	0.37	04/16/2025	—	—	—	—
	7,751,276	—	0.83	04/21/2029	—	—	—	—
					6,052,700(1)	25,481,867	2,090,140(2)	8,799,489
Gagan Dhingra	16,554	96,963(8)	8.26	09/10/2030	—	—	—	—
	—	—	—	—	27,055(3)	113,902	—	—
	—	—	—	—	23,129(4)	97,373	—	—
	—	—	—	—	92,233(5)	477,907	—	—
	—	—	—	—	117,365(6)	494,107	—	—
	—	—	—	—	—	—	227,035(7)	955,817
Marc Winterhoff	—	713,910(9)	5.25	12/4/2030	—	—	—	—
	—	—	—	—	713,911(10)	3,005,565	—	—
Eric Bach	879,698	—	0.83	04/21/2029	—	—	—	—
	1,658,007	192,793(11)	0.93	07/15/2030	—	—	—	—
	—	—	—	—	206,560(12)	869,618	—	—
	—	—	—	—	154,194(4)	649,157	—	—
	—	—	—	—	332,039(5)	1,397,884	—	—
	59,596	349,067(8)	8.26	09/10/2030	—	—	—	—
	—	—	—	—	—	—	817,327(7)	3,440,947
Michael Bell	—	—	—	—	247,875(13)	1,043,554	—	—
	—	—	—	—	154,194(4)	649,157	—	—
	—	—	—	—	332,039(5)	1,397,884	—	—
	59,596	349,067(8)	8.26	09/10/2030	—	—	—	—
	—	—	—	—	—	—	817,327(7)	3,440,947
Sherry House(14)	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	59,596	—	8.26	03/31/2024	—	—	—	—
2024 Proxy Statement	63

(1)
The RSUs vest in 16 equal quarterly installments beginning on December 5, 2021, subject to Mr. Rawlinson’s continued employment as of each applicable vesting date.

(2)
The CEO Performance RSUs vest in five tranches based on the achievement of market capitalization goals applicable to each tranche over any six-month period, subject to Mr. Rawlinson’s continued employment through the applicable vesting date. 13,934,271 CEO Performance RSUs relating to Tranche 1, Tranche 2, Tranche 3, and Tranche 4 vested on March 5, 2022 and were settled on March 7, 2022. The amount reported is the number of CEO Performance RSUs relating to Tranche 5, which was not vested as of December 31, 2023. Amounts can be earned until July 23, 2026.

(3)
25% of the RSUs vested on March 5, 2023 and 1/16 of the RSUs vest each quarter beginning June 5, 2023 and ending March 5, 2026, subject to the NEO’s continued employment as of each applicable vesting date.

(4)
1/8 of the RSUs vest on September 5, 2022 and 1/16 of the RSUs vest each quarter beginning December 5, 2022 and ending March 5, 2026, subject to the NEO’s continued employment as of each applicable vesting date.

(5)
1/8 of the RSUs vest on September 10, 2023 and 1/16 of the RSUs vest each quarter beginning December 5, 2023 and ending March 5, 2027, subject to the NEO’s continued employment as of each applicable vesting date.

(6)
1/2 of the RSUs vest on June 5, 2024 and 1/2 vest on December 5, 2024, subject to the NEO’s continued employment as of each applicable vesting date.

(7)
Represents PSUs at target level of performance. The earned PSUs determined in April 2024 include: Mr. Dhingra, 76,306; Mr. Bach, 343,380; and Mr. Bell, 137,352. 1/3 of the earned PSUs vested on April 9, 2024, the date the Board certified the achievement of the performance metrics, and 1/12 of the earned PSUs vest each quarter beginning June 5, 2024 and ending March 5, 2026, subject to the NEO’s continued employment as of each applicable vesting date.

(8)
The options to vest over four years, with 5/48 vested on the first monthly anniversary of the September 10, 2023 and 1/48 of the options vest each monthly anniversary thereafter, subject to the NEO’s continued employment as of each applicable vesting date.

(9)
The options vest 25% in December 4, 2024 and 1/48 of the options vest each monthly anniversary thereafter, subject to the NEO’s continued employment as of each applicable vesting date.

(10)
25% of the RSUs vest on December 4, 2024 and 1/16 of the RSUs vest each quarter over 12 quarters beginning March 5, 2025 and ending December 5, 2027, subject to the NEO’s continued employment as of each applicable vesting date.

(11)
The options vest in 48 equal monthly installments beginning on June 1, 2020, subject to the NEO’s continued employment as of each applicable vesting date.

(12)
1/16 of the RSUs vest on June 5, 2021 and 1/16 of the RSUs vest each quarter beginning September 5, 2021 and ending March 5, 2025, subject to the NEO’s continued employment as of each applicable vesting date.

(13)
25% of the RSUs vest on September 5, 2021 and 1/16 of the RSUs vest each quarter beginning December 5, 2021 and ending September 5, 2024, subject to the NEO’s continued employment as of each applicable vesting date.

(14)
Ms. House separated from service effective December 31, 2023. On the date of her separation, Ms. House’s equity awards were (i) previously vested and exercisable as scheduled, (ii) subject to accelerated vesting pursuant to the terms of the Executive Severance Plan, her related participation agreement, and her separation agreement, or (iii) forfeited, as set forth in the table below. Ms. House’s vested stock options remained exercisable for three months following her separation date.

Award	Grant Date	Total # Shares	Previously Vested (#)	Accelerated Vesting (#)	Unvested/Forfeited (#)
RSU	06/29/21	661,000	413,126	183,137(a)	64,737(a)
RSU	06/06/22	274,122	119,928(4)	—	154,194
PSU	09/10/23	817,327	—(7)	136,221(b)	681,106(b)
RSU	09/10/23	408,663	76,624(5)	—	332,039
Premium-Priced Options	09/10/23	408,663	59,596(8)	—	349,067

(a)
Of the 247,874 unvested RSUs, 99,150 RSUs (or 40%, calculated as 25% plus 5% for each year of Ms. House’s three years of service) were accelerated pursuant to the terms of the Executive Severance Plan and her participation agreement thereunder; and an additional 83,987 RSUs were accelerated pursuant to the terms of her separation agreement. The remaining 64,737 RSUs were cancelled and forfeited upon her separation date on December 31, 2023.

(b)
136,221 RSUs accelerated pursuant to the terms of Ms. House’s separation agreement and the remaining 681,106 PSUs were cancelled and forfeited upon her separation date on December 31, 2023.

64	2024 Proxy Statement

Option Exercises and Stock Vested
	Option		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Peter Rawlinson	180,723	610,843(1)	3,458,689	22,706,293(2)
Gagan Dhingra	—	—	52,606	340,841(3)
Marc Winterhoff	—	—	—	—
Eric Bach	—	—	310,404	1,944,446(4)
Michael Bell	—	—	475,655	3,029,317(5)
Sherry House	—	—	629,765	3,288,958(6)

(1)
Computed as the difference between the closing price of the underlying shares on the date of exercise and the exercise price of the options for Mr. Rawlinson, based on the following:

Date of Award	Exercise Date	Number of Options Exercised	Aggregate Closing Price on Exercise Date	Aggregate Exercise Price
4/22/2019	12/29/2023	180,723	$760,843	$150,000

(2)
Computed as the aggregate dollar amount realized upon the vesting of CEO Time-Based RSUs, determined by multiplying the number of units that vested as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
03/27/21	03/05/2023	864,673	$8.94	$7,730,176
	06/05/2023	864,670	$6.60	$5,706,822
	09/05/2023	864,673	$6.36	$5,499,320
	12/05/2023	864,673	$4.36	$3,769,975
2024 Proxy Statement	65

(3)
Computed as the aggregate dollar amount realized upon the vesting of RSUs granted to Mr. Dhingra, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
12/13/2021	03/05/2023	12,024	$8.94	$107,494
12/13/2021	06/05/2023	3,006	$6.60	$19,839
12/13/2021	09/05/2023	3,006	$6.36	$19,118
12/13/2021	12/05/2023	3,006	$4.36	$13,106
06/06/2022	03/05/2023	2,570	$8.94	$22,975
06/06/2022	06/05/2023	2,570	$6.60	$16,962
06/06/2022	09/05/2023	2,570	$6.36	$16,345
06/06/2022	12/05/2023	2,570	$4.36	$11,205
09/10/2023	09/10/2023	14,189	$5.84	$82,863
09/10/2023	12/05/2023	7,095	$4.36	$30,934

(4)
Computed as the aggregate dollar amount realized upon the vesting of RSUs granted to Mr. Bach, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
02/22/2021	03/05/2023	41,313	$8.94	$369,338
02/22/2021	06/05/2023	41,312	$6.60	$272,659
02/22/2021	09/05/2023	41,312	$6.36	$262,744
02/22/2021	12/05/2023	41,312	$4.36	$180,120
06/06/2022	03/05/2023	17,133	$8.94	$153,169
06/06/2022	06/05/2023	17,133	$6.60	$113,077
06/06/2022	09/05/2023	17,132	$6.36	$108,959
06/06/2022	12/05/2023	17,133	$4.36	$74,699
09/10/2023	09/10/2023	51,082	$5.84	$298,318
09/10/2023	12/05/2023	25,542	$4.36	$111,363
66	2024 Proxy Statement

(5)
Computed as the aggregate dollar amount realized upon the vesting of RSUs granted to Mr. Bell, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
03/31/2021	03/05/2023	82,625	$8.94	$738,667
03/31/2021	06/05/2023	82,625	$6.60	$545,325
03/31/2021	09/05/2023	82,625	$6.36	$525,495
03/31/2021	12/05/2023	82,625	$4.36	$360,245
06/06/2022	03/05/2023	17,133	$8.94	$153,169
06/06/2022	06/05/2023	17,133	$6.60	$113,077
06/06/2022	09/05/2023	17,132	$6.36	$108,959
06/06/2022	12/05/2023	17,133	$4.36	$74,699
09/10/2023	09/10/2023	51,082	$5.84	$298,318
09/10/2023	12/05/2023	25,542	$4.36	$111,363

(6)
Computed as the aggregate dollar amount realized upon the vesting of RSUs granted to Ms. House, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
06/29/2021	03/05/2023	41,313	$8.94	$369,338
06/29/2021	06/05/2023	41,313	$6.60	$272,665
06/29/2021	09/05/2023	41,313	$6.36	$262,750
06/29/2021	12/05/2023	41,313	$4.36	$180,124
06/29/2021	12/31/2023	183,137	$4.21	$771,006
06/06/2022	03/05/2023	17,133	$8.94	$153,169
06/06/2022	06/05/2023	17,133	$6.60	$113,077
06/06/2022	09/05/2023	17,132	$6.36	$108,959
06/06/2022	12/05/2023	17,133	$4.36	$74,699
09/10/2023	09/10/2023	51,082	$5.84	$298,318
09/10/2023	12/05/2023	25,542	$4.36	$111,363
09/10/2023	12/31/2023	136,221	$4.21	$573,490
2024 Proxy Statement	67

Potential Payments Upon Termination or Change in Control
The table below sets forth the payments and benefits that each NEO would have been entitled to receive upon a qualifying termination of employment with the Company with or without the occurrence of a change in control, assuming the relevant termination event (or termination and change in control events) occurred on December 31, 2023. With respect to Ms. House, see “Termination and Change in Control Agreements — House Separation Agreement.”
Name	Benefit	Termination Without Cause or Resignation for Good Reason Other than Change in Control	Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	Death or Disability(1)
Peter Rawlinson	Cash severance	625,000(2)	1,875,000(2)	—
	Accelerated Vesting of Equity Awards*	—(3)	25,481,867(3)	—
	Health Benefits	10,315(5)	15,472(5)	—
	Total	$635,315	$26,434,839	$—
Gagan Dhingra	Cash Severance	191,000(2)	429,750(2)	—
	Accelerated Vesting of Equity Awards*	—(4)	2,049,500(5)	2,049,500
	Health Benefits	12,318(6)	18,477(6)	—
	Total	$203,318	$2,497,727	$2,049,500
Marc Winterhoff	Cash Severance	446,250(2)	595,000(2)	—
	Accelerated Vesting of Equity Awards*	9,005,565(4)	9,005,565(5)	9,005,565
	Health Benefits	18,477(6)	24,636(6)	—
	Total	$9,470,292	$9,625,201	$9,005,565
Eric Bach	Cash Severance	420,000(2)	980,000(2)	—
	Accelerated Vesting of Equity Awards*	750,991(4)	6,989,966(5)	6,989,966
	Health Benefits	18,477(6)	24,636(6)	—
	Total	$1,189,468	$7,994,602	$6,989,966
Michael Bell	Cash Severance	393,750(2)	918,750(2)	—
	Accelerated Vesting of Equity Awards*	417,422(4)	6,531,541(5)	6,531,541
	Health Benefits	23,450(6)	31,267(6)	—
	Total	$834,622	$7,481,558	$6,531,541

*
Equity awards are valued at $4.21 per share, the closing price of a share of our Common Stock on December 29, 2023, the last trading day of fiscal year 2023.

(1)
Death or Disability Accelerated Vesting. Under the Acceleration Policy, except in the case of the CEO Time-Based RSUs and CEO Performance RSUs, upon the death or disability of a NEO on December 31, 2023, all of such NEO’s outstanding equity awards would have vested. Assumes the Company, in its discretion, would accelerate vesting on Mr. Winterhoff’s promised, but not yet granted, PSUs valued at $6,000,000.

(2)
Cash Severance. Under the Executive Severance Plan, the amount includes (i) for a qualifying non-Change in Control Termination, base salary continuation for the number of months set forth in the NEO’s participation agreement (12 months for Mr. Rawlinson, six months for Mr. Dhingra, and nine months for Messrs. Winterhoff, Bach, and Bell); and (ii) for a qualifying Change in Control Termination, a lump-sum payment equal to the sum of the NEO’s annual base salary and target annual cash incentive divided by 12, and multiplied by the number of months set forth in the NEO’s participation agreement (18 months for Mr. Rawlinson, nine months for Mr. Dhingra, and 12 months for Messrs. Winterhoff, Bach, and Bell). Pursuant to the terms of Mr. Winterhoff’s offer letter, he is eligible to receive a prorated bonus upon a qualified non-Change in Control Termination. Since Mr. Winterhoff commenced services with us on December 4, 2023, he was not eligible to participate in the 2023 annual cash incentive program. As such, no bonus is included within his severance amounts.

(3)
2021 CEO Grant. Upon a termination for any reason that is not in connection with a change in control, the unvested CEO Time-Based RSUs would be forfeited; and forfeiture is assumed for the unvested CEO Performance RSUs, which would remain outstanding for six months following such termination and may vest to the extent that the applicable six-month market capitalization threshold has been satisfied. For a Change in Control Termination, the amount includes the unvested CEO Time-Based RSUs as of December 31, 2023 valued at $4.21 per share. The CEO Performance RSUs would vest to the extent the change in control value (the product of the number of shares outstanding as of such date and the per share price received in the change in control) equaled or exceeded the six-month market capitalization threshold applicable to such tranche. Assuming a per share price in such a hypothetical change in control on December 31, 2023 equal to $4.21, the outstanding CEO Performance RSUs would not have vested and would have been forfeited upon such change in control. Refer to “Compensation Discussion and Analysis – 2021 CEO Grant” for additional information regarding the CEO Time-Based RSUs and CEO Performance RSUs. No value is attributable to the outstanding stock options, which were fully vested prior to December 31, 2023.

(4)
Qualified Non-Change in Control Termination. In general, under the Executive Severance Plan, unvested equity awards are forfeited upon the NEO’s termination for any reason that is not in connection with a change in control. However, vesting for equity awards granted prior to the July 23, 2021 effective date of the Executive Severance Plan (the “Effective Date”) accelerate by a percentage equal to 25% plus 5% for each year of service, up to a maximum of 50% (the “Applicable Percentage”). Mr. Bach’s unvested equity awards granted prior to the Effective Date

68	2024 Proxy Statement

include 206,560 RSUs and 192,793 options with an exercise price of  $0.93 per share, the value of a share is $4.21, and his Applicable Percentage is 50%. Mr. Bell’s unvested equity awards granted prior to the Effective Date include 247,875 RSUs, the value of a share is $4.21, and his Applicable Percentage is 40%. Messrs. Gagan and Winterhoff do not have any equity awards that were granted prior to the Effective Date. Pursuant to Mr. Winterhoff’s offer letter, his unvested equity awards in the form of 713,911 RSUs and 713,910 Premium-Priced Options with an exercise price of  $5.25 fully accelerate upon his qualifying termination. The amount for Mr. Winterhoff includes the unvested RSUs valued at $4.21 per share; and unvested stock options valued by multiplying (i) the difference between (a) $4.21 and (b) $5.25, the exercise price per share for each option by (but not below zero) by (ii) the number of unvested shares subject to the option. Mr. Winterhoff’s amount also includes the $6,000,000 in promised, but not yet granted, PSUs.
(5)
Qualified Change in Control Termination. Amount includes the value of unvested options computed by multiplying (i) the difference between (a) $4.21 and (b) the exercise price per share for each option (but not below zero) by (ii) the number of unvested shares subject to the option. Amount also includes unvested RSUs and PSUs valued at $4.21 per share based on target performance with respect to PSUs. For Mr. Winterhoff, the amount also includes the promised, but not yet granted PSUs valued at $6,000,000.

(6)
COBRA. Amount includes Company-paid COBRA premiums for medical, dental, and vision coverage continuation for the number of months set for the NEO’s participation agreement. For a qualifying non-Change in Control Termination: 12 months for Mr. Rawlinson, six months for Mr. Dhingra, and nine months for Messrs. Winterhoff, Bach, and Bell. For a qualifying Change in Control Termination: 18 months for Mr. Rawlinson, nine months for Mr. Dhingra, and 12 months for Messrs. Winterhoff, Bach, and Bell. In addition to the amount shown, the NEO would be entitled to receive a gross-up for applicable taxes on the Company-paid COBRA premiums.

2024 Proxy Statement	69

Director Compensation
Currently, our director compensation program permits our non-employee directors to receive the following annual retainers and annual equity compensation grants:
■
Board Member: $280,000, of which $30,000 is an annual cash retainer paid in quarterly installments and $250,000 of which is an annual equity retainer in the form of RSUs vesting in full on the earlier of one year following grant and the date of the next annual meeting following the grant, subject to the director’s continued service as of the applicable vesting date. For new directors, the initial equity retainer is $375,000 (instead of  $250,000) in RSUs which vest in three equal installments on the first, second, and third anniversary of the director’s service commencement date.

■
Independent Chairman: An additional $30,000 is paid for service as an independent Chairman of the Board, as an annual cash retainer.

■
Committee Chairs: Chairs of the audit, compensation and human capital, nominating and corporate governance, and executive committees receive an additional $20,000, $15,000, $8,000, and $20,000, respectively, as an annual cash retainer.

■
Committee Members: Members of the audit, compensation and human capital, nominating and corporate governance, and executive committees receive an additional $10,000, $7,500, $4,000, and $10,000, respectively, as an annual cash retainer.

We also reimburse all of our directors for (i) up to $10,000 annually for director educational programs and (ii) their reasonable travel and other expenses incurred in attending meetings of the Board or committees and training and educational conferences.
Pursuant to our Second Amended and Restated 2021 Stock Incentive Plan, we permit directors to elect to defer settlement (beyond vesting) of annual RSUs granted following the conclusion of each regular annual meeting of stockholders, commencing with the 2022 annual meeting of stockholders. Such an election generally only applies to annual RSU awards granted after the year the election is made and will continue to apply to future annual RSU awards unless the director revokes the election with respect to annual RSU awards granted after the year of revocation. Deferred RSUs, together with any additional RSUs credited by reason of a dividend paid by us, are settled upon the earlier of  (i) termination of service and (ii) a change in control.
The following table reflects information with respect to the compensation of all non-employee directors of the Company for 2023. For 2023 (i.e., prior to the above-referenced increases), the annual equity retainer was $180,000 and the initial equity retainer for new directors was $270,000.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total Compensation ($)
Turqi Alnowaiser	75,473	225,806	—	—	301,279
Glenn R. August(3)	44,000	225,806	—	—	269,806
Andrew Liveris	67,527	225,806	—	4,457	297,790
Sherif Marakby	27,473	338,709	—	3,400	369,582
Nichelle Maynard-Elliott	39,151	225,806	—	4,457	269,414
Chabi Nouri	27,473	338,709	—	—	366,182
Ori Winitzer	32,624	338,709	—	14,043	385,376
Janet S. Wong	50,000	225,806	—	4,457	280,263
Anthony Posawatz, former director(3)	14,876	—	—	—	14,876
Frank Lindenberg, former director(3)	14,876	—	—	—	14,876
Nancy Gioia, former director(3)	12,527	—	—	—	12,527
70	2024 Proxy Statement

(1)
The amounts in this column reflect the grant date fair values of the RSUs granted to our non-employee directors during 2023, calculated in accordance with FASB ASC Topic 718. Messrs. Liveris, August, Marakby and Winitzer, and Ms. Maynard-Elliott, have elected to defer settlement of the RSUs.

(2)
Represents the value of the personal usage of Company-owned Lucid Air vehicles. In addition, payment of a tax gross-up attributable to this perquisite will be made by the end of the taxable year in which the director remits the related taxes.

(3)
Mr. August will not stand for reelection at the Annual Meeting and will complete his service on June 4, 2024. Mr. Posawatz, Mr. Lindenberg, and Ms. Gioia did not stand for reelection at the 2023 annual meeting of stockholders and completed their service on April 24, 2023.

As of December 31, 2023, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors was as follows:
Name	Shares Underlying Stock Awards(1)
Turqi Alnowaiser	35,993
Glenn R. August	45,818
Andrew Liveris	45,818
Sherif Marakby	48,387
Nichelle Maynard-Elliott	45,818
Chabi Nouri	48,387
Ori Winitzer	48,387
Janet S. Wong	35,993

(1)
Represents the number of shares underlying any outstanding unvested RSUs and/or unsettled RSUs deferred by the non-employee director. As of the date of this filing, all of such RSUs are unvested.

2024 Proxy Statement	71

CEO PAY RATIO
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2023:
■
the Annual Total Compensation of our CEO was $6,845,151;

■
the Annual Total Compensation of our median employee was $137,274; and

■
the ratio of these two amounts was 50 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.

“Annual Total Compensation” of our CEO and median employee for purposes of the Pay Ratio Rule was calculated using the same methodology we used for purposes of determining the annual total compensation for our NEOs for 2023 (as set forth in the Summary Compensation Table), adjusted to include the cost to the Company in 2023 of group medical, dental, and vision coverages, which are provided to all employees on a non-discriminatory basis. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
We used December 31 as the date for determining the employees to be considered in computing the pay ratio. As of December 31, 2023, our employee population consisted of approximately 6,629 individuals excluding the CEO (of which approximately 92% were located in the United States and approximately 8% were located in jurisdictions outside the United States). Our employee population consisted of our global workforce of full-time, part-time, seasonal, and temporary employees.
To identify our median employee from our total employee population (excluding our CEO), we used “base pay” for the full 2023 calendar year as our consistently applied compensation measure, which was determined using base salary or base hourly wage as reflected in our payroll records. Based on our consistently applied compensation measure, several employees were at the median compensation level. The median employee was determined by calculating Annual Total Compensation for all such employees and identifying the median compensated employee from this group. Using the methodologies described above, our median employee was a full-time employee located in Canada with Annual Total Compensation of  $137,274.
72	2024 Proxy Statement

PAY VERSUS PERFORMANCE
The following table sets forth the compensation for our CEO (also referred to as “PEO”) and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2023, 2022 and 2021. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income and Revenue.
Pay Versus Performance
					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income (in Thousands) ($)	Revenue (in Thousands) ($)
2023	6,837,213	(13,293,519)	8,544,863	3,677,594	17.36	162.40	(2,828,420)	595,271
2022	596,430	(643,851,664)	5,756,135	(29,632,802)	28.16	79.05	(1,314,766)	608,181
2021	565,591,512	1,148,791,229	21,230,163	55,097,849	156.91	109.93	(2,579,761)	27,111

	PEO 2023 ($)	PEO 2022 ($)	PEO 2021 ($)	Non-PEOs 2023 ($)	Non-PEOs 2022 ($)	Non-PEOs 2021 ($)
Summary Compensation Total	6,837,213	596,430	565,591,512	8,544,863	5,756,135	21,230,163
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	—	—	556,086,963	6,840,936	5,249,436	17,655,310
Plus Fiscal Year-End Fair Value for Awards Granted in the Covered Year and Outstanding at Fiscal Year-End	—	—	1,092,809,021	2,579,034	1,521,212	33,534,732
Change in Fiscal Year-End Fair Values of Outstanding Unvested Awards from Prior Years	(19,006,658)	(366,333,502)	—	(531,656)	(20,973,900)	13,440,337
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year and Vest-Date Fair Value of Awards Vesting in Grant Year	(1,124,074)	(278,114,592)	46,477,659	225,349	(10,686,813)	4,547,926
Less Fair Value of Awards Forfeited during the Covered Year	—	—	—	299,060	—	—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	—	—	—	—	—	—
2024 Proxy Statement	73

	PEO 2023 ($)	PEO 2022 ($)	PEO 2021 ($)	Non-PEOs 2023 ($)	Non-PEOs 2022 ($)	Non-PEOs 2021 ($)
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	—	—	—	—	—	—
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	—	—	—	—	—
Compensation Actually Paid	(13,293,519)	(643,851,664)	1,148,791,229	3,677,594	(29,632,802)	55,097,849
Performance Measures
Revenue
Stock Price
Cash Management
Field Quality
The following are graphical descriptions of the relationships between compensation actually paid to our NEOs versus our cumulative TSR, Net Income, and Revenue, and between our cumulative TSR and our peer group’s cumulative TSR, for the periods covered in the Pay Versus Performance table.
COMPENSATION ACTUALLY PAID VERSUS TOTAL
STOCKHOLDER RETURN
COMPENSATION ACTUALLY PAID VERSUS NET INCOME

COMPENSATION ACTUALLY PAID VERSUS REVENUE
Cumulative Total Shareholder Return

74	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of April 2, 2024 by:
■
each person who we know to own beneficially more than 5% of any class of our voting securities;

■
each of our current named executive officers and directors individually; and

■
all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options, warrants or shares of Convertible Preferred Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of April 2, 2024. Shares issuable pursuant to such options, warrants or shares of Convertible Preferred Stock are deemed outstanding for computing the beneficial ownership of the person holding such options but are not outstanding for computing the beneficial ownership of any other person. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares. The beneficial ownership of our Common Stock and Convertible Preferred Stock in the table is based on, as of April 2, 2024, 2,306,927,741 shares of our Common Stock issued and outstanding and 100,000 shares of Convertible Preferred Stock issued and outstanding, which is convertible into 278,496,328 shares of Common Stock. Stockholders of shares of Common Stock are entitled to one vote per share of Common Stock. Stockholders of shares of convertible Preferred Stock are entitled to a number of votes equal to the number of shares of Common Stock into which the Preferred Stock is convertible, subject to certain adjustments.
Name of Beneficial Owner(1)	Common Stock		Preferred Stock		Voting Power
	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
5% Stockholders
The Public Investment Fund(2)	1,374,700,298	59.59%	100,000	100%	63.94%
Named Executive Officers and Directors
Peter Rawlinson(3)	23,336,117	1.01%	—	—	*
Gagan Dhingra(4)	101,591	*	—	—	*
Marc Winterhoff(5)	—	*	—	—	*
Eric Bach(6)	4,242,695	*	—	—	*
Michael Bell(7)	840,639	*	—	—	*
Sherry House(8)	437,039	*	—	—	*
Turqi Alnowaiser(9)	1,368,777,406	59.33%	100,000	100%	63.71%
Glenn R. August(10)	13,917,953	*	—	—	*
Nancy Gioia, former director(11)	13,561	*	—	—	*
Frank Lindenberg, former director(12)	12,503	*	—	—	*
Andrew Liveris(13)	1,358,001	*	—	—	*
2024 Proxy Statement	75

Name of Beneficial Owner(1)	Common Stock		Preferred Stock		Voting Power
	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Sherif Marakby(14)	16,129	*	—	—	*
Nichelle Maynard-Elliott(15)	59,379	*	—	—	*
Chabi Nouri(16)	16,129	*	—	—	*
Tony Posawatz, former director(17)	51,930	*	—	—	*
Ori Winitzer(18)	16,129	*	—	—	*
Janet S. Wong(19)	49,554	*	—	—	*
All executive officers and directors as a group	1,413,246,756	61.26%	100,000	100%	65.07%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.

(2)
Based on the Schedule 13D/A filed with the SEC on March 29, 2024 by the Public Investment Fund of Saudi Arabia (“PIF”). According to that Schedule 13D/A, PIF has sole voting power over 8,041,393 shares of Common Stock held directly by PIF, shared voting power over 1,645,155,233 shares of Common Stock held by Ayar, including 278,496,328 shares of Common Stock initially issuable upon conversion of 100,000 shares of Convertible Preferred Stock held by Ayar, and sole dispositive power over 1,653,196,626 shares of Common Stock held either by PIF or Ayar. Ayar is a wholly owned subsidiary of PIF. The Board of Directors of PIF has dispositive power over the shares held by PIF and Ayar. Each of the Board of Directors of PIF, H.E. Al-Rumayyan and Turqi Alnowaiser has shared voting power over the shares held by Ayar. Neither H.E. Al-Rumayyan, who is the Governor of PIF, nor Mr. Alnowaiser, who is Deputy Governor and Head of the International Investments Division of PIF, has a pecuniary interest in the shares held by Ayar, and each of H.E. Al-Rumayyan and Mr. Alnowaiser disclaims beneficial ownership of the shares held by Ayar. Interests shown do not include 401,454 shares of Common Stock held by H.E. Al-Rumayyan or 2,118,501 shares of Common Stock held by Mr. Alnowaiser. The business address for PIF and for H.E. Al-Rumayyan is Alr’idah Digital City, Building MU04, Al Nakhil District, P.O. Box 6847, Riyadh 11452, The Kingdom of Saudi Arabia.

(3)
Interests shown consist of 12,204,995 shares of Common Stock and 11,131,122 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of April 2, 2024.

(4)
Interests shown consist of 73,212 shares of Common Stock and 28,379 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of April 2, 2024.

(5)
The initial tranche of Mr. Winterhoff’s equity awards granted in December 2023 vests on December 4, 2024, the first anniversary of his date of hire.

(6)
Interests shown consist of 1,410,032 shares of Common Stock and 2,832,663 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of April 2, 2024.

(7)
Interests shown consist of 738,474 shares of Common Stock and 102,165 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of April 2, 2024.

(8)
Interests shown consist of 437,039 shares of Common Stock.

(9)
Interests shown consist of  (i) 2,118,501 shares of Common Stock held by Mr. Alnowaiser and (ii) 1,366,658,905 shares of Common Stock held by Ayar. Mr. Alnowaiser, who is Deputy Governor and Head of the International Investments Division of PIF, has shared voting power with respect to the shares held by Ayar and has no pecuniary interest in and disclaims beneficial ownership of such shares. See note (2) above.

(10)
Interests shown consist of  (i) 59,379 shares of Common Stock held by Mr. August and (ii) 7,000,000 shares of Common Stock and 6,858,574 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock held by OHA Partner Global Co-Investment III, LLP (“OHA PGCI3”). Mr. August has investment control over OHA PGCI3 and may be deemed to be a beneficial owner of such shares and warrants held by OHA PGCI3. The business address for OHA PGCI3 is OHA PGCI3, c/o Oak Hill Advisors, L.P., 1 Vanderbilt Avenue16th Floor, NYC, NY 10017.

(11)
Former Director did not run for reelection in 2023. Interests shown consist of 13,561 shares of Common Stock.

(12)
Former Director did not run for reelection in 2023. Interests shown consist of 12,503 shares of Common Stock.

(13)
Interests shown consist of  (i) 594,654 shares of Common Stock held by Mr. Liveris and (ii) 400,000 shares of Common Stock and 363,347 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock held by Liveris Capital Partners LLC. Mr. Liveris has investment control over Liveris Capital Partners and disclaims beneficial ownership of such shares and warrants held by Liveris Capital Partners LLC. The business address for Liveris Capital Partners LLC is c/o BDO 225NE Mizner Blvd, Suite 685, Boca Raton, FL 33432.

(14)
Interests shown consist of 16,129 shares of Common Stock.

(15)
Interests shown consist of 59,379 shares of Common Stock.

(16)
Interests shown consist of 16,129 shares of Common Stock.

(17)
Interests shown consist of 51,930 shares of Common Stock.

(18)
Interests shown consist of 16,129 shares of Common Stock

(19)
Interests shown consist of 49,554 shares of Common Stock.

76	2024 Proxy Statement

Certain Relationships and Related Party Transactions
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
■
the amount involved exceeds $120,000; and

■
any of our directors, director nominees, executive officers, beneficial holders of more than 5% of any class of our capital stock who had or will have a direct or indirect material interest, or any immediate family member of the foregoing persons.

Compensation arrangements are described where required under the sections entitled “Director Compensation” and “Executive Compensation.”
Saudi Arabia Manufacturing Facility Lease
On February 27, 2022, we announced that we selected King Abdullah Economic City (“KAEC”) in Saudi Arabia as the location of our first international manufacturing plant and, through our subsidiary, entered into a development lease agreement with Emaar, The Economic City (“Emaar”) at KAEC. PIF owns an approximately 25% interest in Emaar, the developer of KAEC. We expect to make payments under the agreement in the aggregate amount of approximately SAR 62 million (approximately $16.6 million). During the fiscal year ended December 31, 2023, we made payments under the agreement in the aggregate of  $1,450 (exclusive of VAT and service charges).
Gulf International Bank Facility Agreement
On April 29, 2022, our subsidiary Lucid LLC entered into a revolving credit facility agreement (the “GIB Facility Agreement”) with Gulf International Bank Saudi Arabia (“GIB”), maturing on February 28, 2025. PIF owns approximately 98% interest in GIB. The GIB Facility Agreement provided for two committed revolving credit facilities in an aggregate principal amount of SAR 1 billion (approximately $266.1 million). SAR 650 million (approximately $173.0 million) under the GIB Facility Agreement was available as bridge financing (the “Bridge Facility”) of Lucid LLC’s capital expenditures in connection with our Advanced Manufacturing Plant 2 in Saudi Arabia (“AMP-2”). The remaining SAR 350 million (approximately $93.1 million) was available for general corporate purposes (the “Working Capital Facility”). Loans under the Bridge Facility and the Working Capital Facility had a maturity of no more than 12 months. The Bridge Facility incurred interest at a rate of 1.25% per annum over 3-month SAIBOR and the Working Capital Facility incurred interest at a rate of 1.70% per annum over 1- to 3-month SAIBOR and associated fees.
On March 12, 2023, Lucid LLC entered into an amendment of the GIB Facility Agreement (together with the GIB Facility Agreement, the “Amended GIB Facility Agreement”) to combine the Bridge Facility and the Working Capital Facility into a committed SAR 1 billion (approximately $266.7million) revolving credit facility (the “GIB Credit Facility”) which may be used for general corporate purposes. Loans under the Amended GIB Credit Facility Agreement have a maturity of no more than 12 months and bear interest at a rate of 1.40% per annum over SAIBOR (based on the term of borrowing) and associated fees.
The largest aggregate amount of principal outstanding under the Amended GIB Facility Agreement during fiscal year 2023 was SAR 272 million (approximately $72.5 million). During fiscal year 2023, we paid SAR 7.1 million (approximately $1.9 million) of interest under the Amended GIB Facility Agreement. As of December 31, 2023, we had outstanding borrowings of SAR 272 million (approximately $72.5 million) with weighted average interest rate of 7.49%. As of December 31, 2023, availability under the GIB Credit Facility was SAR 727 million (approximately $193.9 million), after giving effect to the outstanding letters of credit.
Construction Service Contract
On July 1, 2022, Lucid LLC entered into a master services agreement and related agreements with Al Bawani Company Limited (“Al Bawani”) for certain design and construction services in connection with the development of AMP-2. PIF owns an approximately 30% interest in Al Bawani. The capital expenditures incurred under these agreements were SAR 444.6 million (approximately $118.6 million) for fiscal year 2023. Amounts due to Al Bawani under these agreements were SAR 74.0 million (approximately $19.7 million) as of December 31, 2023.
May 2023 Subscription Agreement
On May 31, 2023, we entered into a subscription agreement (the “May 2023 Subscription Agreement”) with Ayar, pursuant to which Ayar agreed to purchase from us 265,693,703 shares of our Common Stock at a price per share of  $6.83 in a private
2024 Proxy Statement	77

placement for aggregate net proceeds of approximately $1.8 billion. In June 2023, we issued the shares to Ayar pursuant to the May 2023 Subscription Agreement and received aggregate net proceeds of  $1.8 billion after deducting issuance costs of approximately $2.0 million. Ayar agreed not to sell, transfer, pledge or otherwise dispose of shares of Common Stock they hold or receive for a period of six months after the date of the private placement.
March 2024 Subscription Agreement
On March 24, 2024, we entered into a subscription agreement (the “March 2024 Subscription Agreement”) with Ayar, pursuant to which Ayar agreed to purchase 100,000 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), for an aggregate purchase price of  $1,000,000,000 in a private placement. On March, 29, 2024, we issued the shares of Convertible Preferred Stock pursuant to the March 2024 Subscription Agreement and received aggregate proceeds of  $1,000,000,000. Ayar agreed not to sell, transfer, pledge or otherwise dispose of shares of Common Stock they hold or receive for a period of 12 months after the date of the private placement.
Second Amendment to Investor Rights Agreement
On May 31, 2023, we entered into an amendment to the Investor Rights Agreement (the “Second IRA Amendment”). Pursuant to the Second IRA Amendment, Ayar is entitled to certain registration rights, including demand, piggy-back and shelf registration rights, with respect to the shares of Common Stock purchased pursuant to the May 2023 Subscription Agreement.
Third Amendment to Investor Rights Agreement
On March 29, 2024, we entered into an amendment to the Investor Rights Agreement (the “Third IRA Amendment”). Pursuant to the Third IRA Amendment, Ayar is entitled to certain registration rights, including demand, piggy-back and shelf registration rights, with respect to the shares of Convertible Preferred Stock purchased pursuant to the March 2024 Subscription Agreement and any shares of Common Stock issuable upon conversion thereof.
Agreements with Aston Martin
In June 2023, we entered into an agreement (the “Implementation Agreement”) with Aston Martin Lagonda Global Holdings plc (together with its subsidiaries, “Aston Martin”), under which we and Aston Martin have established a long-term strategic technology and supply arrangement. Pursuant to the terms of the Implementation Agreement, we entered into integration and supply arrangements with Aston Martin under which we will provide Aston Martin access to our powertrain, battery system, and software technologies, work with Aston Martin to integrate our powertrain and battery components with Aston Martin’s battery electric vehicle chassis, and supply powertrain and battery components to Aston Martin (collectively, the “Strategic Technology Arrangement”). PIF owns an approximately 18% interest in Aston Martin.
During the fiscal year ended December 31, 2023, in connection with the commencement of the Strategic Technology Arrangement, we received technology access fees in 28,352,273 ordinary shares of Aston Martin and the first cash installment of  $33 million. These shares were initially measured at a fair value of  $73.2 million and subsequently remeasured to a fair value of  $81.5 million as of December 31, 2023. We will receive the remaining cash payments of  $99 million phased over a period of three years. In connection with the Strategic Technology Arrangement, we will also receive an aggregate of  $10 million for integration service fees phased over a period of three years, of which we received $1.6 million during the year ended December 31, 2023. Aston Martin has also committed to an effective minimum spend with us on powertrain components of  $225 million.
Saudi Arabia Corporate Office Lease
In July 2023, the Company entered into a lease agreement with King Abdullah Financial District Development and Management Company, a wholly-owned subsidiary of PIF, which is an affiliate of Ayar, for its corporate office in Saudi Arabia. The lease has an initial term of six years expiring in fiscal year 2029. We expect to make payments under the agreement in the aggregate amount of approximately SAR 7.6 million ($2.0 million) (exclusive of VAT and service charges).
EV Purchase Agreement
In August 2023, Lucid LLC entered into an EV purchase agreement with the Government of Saudi Arabia, a related party of PIF, which is an affiliate of Ayar, as represented by the Ministry of Finance (the “EV Purchase Agreement”). The EV Purchase Agreement supersedes the Letter of Undertaking that Lucid LLC entered into in April 2022. Pursuant to the terms of the EV Purchase Agreement, the Government of Saudi Arabia and its entities and corporate subsidiaries and other beneficiaries (collectively, the “Purchaser”) may purchase up to 100,000 vehicles, with a minimum purchase quantity of 50,000 vehicles and an option to purchase
78	2024 Proxy Statement

up to an additional 50,000 vehicles during a ten-year period. Under the EV Purchase Agreement, the Purchaser may reduce the minimum vehicle purchase quantity by the number of vehicles set out in any purchase order not accepted by us or by the number of vehicles that Lucid LLC fails to deliver within six months from the date of the applicable purchase order. The Purchaser also has absolute discretion to decide whether to exercise the option to purchase the additional 50,000 vehicles. The Company recognized net vehicle sales amount of  $43.7 million during the year ended December 31, 2023.
Other Transactions
During fiscal year 2023, the Company repurchased the Lucid Air vehicle, which Sherry House personally purchased and owned, at a cost of  $141,258 and provided Ms. House with a Company-owned Lucid Air vehicle for her personal usage. In connection with Ms. House’s separation on December 31, 2023, the Company transferred the Company-owned Lucid Air vehicle to Ms. House. The value of the vehicle, plus a tax gross-up, is approximately $185,522.
Executive Officer and Director Compensation Arrangements
See “Executive Compensation” and “Director Compensation” for information regarding compensation arrangements with our executive officers and directors, respectively, which include, among other things, employment, termination of employment and change in control arrangements, stock awards, stock options and certain other benefits.
Director and Executive Officer Indemnification
Our certificate of incorporation provides for indemnification for directors and certain officers to the fullest extent permitted by law. We entered into indemnification agreements with each director and executive officer and certain other officers. Such agreements provide among other things, our officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at our request as directors, officers, employees or other agents of any other affiliated entity, to the fullest extent permitted by law.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
■
any person who is, or at any time during the applicable period was, one of our executive officers or directors;

■
any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

■
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and

■
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any actual or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, our Audit Committee has the responsibility to review related person transactions.
Our Audit Committee has also established standing pre-approvals for certain classes of related party transactions, such as sales of our vehicles, parts, services, merchandise, and other Lucid products and services purchased by related persons at market prices.
Delinquent Section 16(a) Reports
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms, all Section 16(a) filing requirements were satisfied on a timely basis, except with respect to the following report: a Form 4 reporting one transaction for Sherif Marakby relating to his initial annual director equity grant
2024 Proxy Statement	79

(filed with the SEC on April 27, 2023). Mr. Marakby timely signed and authorized the Form 4 filing, but the Form 4 was inadvertently filed late due to a clerical error.
80	2024 Proxy Statement

Householding of Proxy Materials; Availability of Annual Report
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Proxy Availability Notice or proxy materials will be delivered in a single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker, bank or other institution where you hold your shares. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker, bank or other institution where they hold their shares. In addition, we will promptly deliver, upon written or oral request to Lucid Investor Relations at 7373 Gateway Boulevard, Newark, CA 94560, by email: investor@lucidmotors.com, or by telephone: (510) 648-3553, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 27, 2024, is available without charge upon written request to Investor Relations, Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560 or by accessing a copy on our website at ir.lucidmotors.com/financials/sec-filings in the Investors section under “SEC Filings.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Other Matters
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
2024 Proxy Statement	81

Annex A
LUCID GROUP, INC.
AMENDED AND RESTATED 2021 STOCK
INCENTIVE PLAN
2024 Proxy Statement

2024 Proxy Statement	A-i

A-ii	2024 Proxy Statement

2024 Proxy Statement	A-iii

A-iv	2024 Proxy Statement

LUCID GROUP, INC.
AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN
SECTION 1.   ESTABLISHMENT AND PURPOSE.
The Plan was initially adopted by the Board on February 22, 2021. The Plan was amended on June 21, 2021, amended and restated on April 27, 2022, amended and restated on March 2, 2023, and further amended and restated on April 22, 2024. Unless otherwise specifically provided in the Plan, the Plan shall be effective as of the Effective Date. The Plan’s purpose is to enhance the Company’s ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Company and its Subsidiaries and Affiliates by providing these individuals with equity ownership and other incentive opportunities.
The Plan is intended as the successor to and continuation of the 2021 Plan. Following the Effective Date, no additional stock awards may be granted under the 2021 Plan, 2014 Plan or 2009 Plan. From and after the Effective Date, all outstanding stock awards granted under the 2021 Plan, 2014 Plan and 2009 Plan will remain subject to the terms of the 2021 Plan, 2014 Plan or 2009 Plan, as applicable; provided, however, that any Shares subject to stock awards granted under the 2021 Plan, 2014 Plan or 2009 Plan outstanding as of the Effective Date that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (the “Returning Shares”) will immediately be added to the Shares available for issuance under this Plan (as further described in Section 5(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date will be subject to the terms of this Plan.
SECTION 2.   DEFINITIONS.
(a)   “2009 Plan” means the 2009 Share Plan of Atieva, Inc., as amended.
(b)   “2014 Plan” means the 2014 Share Plan of Atieva, Inc., as amended.
(c)   “2021 Plan” means the Atieva, Inc. 2021 Stock Incentive Plan, as amended.
(d)   “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
(e)   “Award” means any award of an Option, a SAR, a Restricted Share, a Restricted Stock Unit, a Cash-Based Award or a Stock Purchase Right under the Plan.
(f)   “Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.
(g)   “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.
(h)   “Cash-Based Award” means an Award that entitles the Participant to receive a cash-denominated payment.
(i)   “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and the Company applicable to an Award, any of the following: (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) Participant’s conviction of a felony, any crime involving moral turpitude or a misdemeanor where imprisonment is imposed, (iv) Participant’s gross incompetence in performing his or her duties to the Company or any of its Subsidiaries or Affiliates, (v) Participant’s material failure to comply with applicable laws or governmental regulations related to or in the course of Participant’s employment with or providing services to the Company or any of its Subsidiaries or Affiliates, (vi) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship
2024 Proxy Statement	A-1

with the Company; or (vii) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.
(j)   “Change in Control” means the occurrence of any of the following events:
(i)
A change in the composition of the Board occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)
Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)
Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;
(ii)
Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding Shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company;

(iii)
The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of  (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or

(iv)
The sale, transfer, or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (j)(i) above, the term “look-back” date means the later of  (1) the Effective Date and (2) the date that is 24 months prior to the date of the event that may constitute a Change in Control.
For purposes of subsection (j)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
Any other provision of this Section 2(j) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission in connection with an initial or secondary public offering of securities or debt of the Company to the public.
(k)   “Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
(l)   “Committee” means the Compensation and Human Capital Committee as designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.
A-2	2024 Proxy Statement

(m)   “Company” means Lucid Group, Inc., a Delaware corporation, or any successor thereto.
(n)   “Consultant” means an individual who is a consultant or advisor and who provides bona fide services to the Company, a Parent, a Subsidiary, or an Affiliate as an independent contractor (not including service as a member of the Board) or a member of the Board of a Parent or a Subsidiary, in each case who is not an Employee.
(o)   “Disability” means any permanent and total disability as defined by Section 22(e)(3) of the Code.
(p)   “Effective Date” means the original effective date of this Plan, which was July 23, 2021, the date of the closing of the transactions contemplated by the Agreement and Plan of Merger by and among Churchill Capital Corp IV, a Delaware corporation (the “SPAC”), a new wholly-owned subsidiary of the SPAC and the Company, dated as of February 22, 2021 (the “Merger Agreement”).
(q)   “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate.
(r)   “ESPP Addendum” means the Lucid Group, Inc. 2021 Employee Stock Purchase Plan attached to this Plan as Exhibit A.
(s)   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(t)   “Exercise Price” means, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Option Award Agreement. “Exercise Price” means, in the case of a SAR, an amount, as specified in the applicable SAR Award Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(u)   “Fair Market Value” with respect to a Share, means the market price of one Share, determined by the Committee as follows:
(i)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

(ii)
If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or

(iii)
If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(v)   “ISO” means an employee incentive stock option described in Section 422 of the Code.
(w)   “Nonstatutory Option” or “NSO” means an employee stock option that is not an ISO or a Stock Purchase Right.
(x)   “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.
(y)   “Outside Director” means a member of the Board who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.
(z)   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(aa)   “Participant” means a person who holds an Award.
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(bb)   “Plan” means this Amended and Restated 2021 Stock Incentive Plan of Lucid Group, Inc., as amended from time to time.
(cc)   “Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon (i) exercise of an Option or (ii) exercise of any Stock Purchase Right under the ESPP Addendum), as specified by the Committee.
(dd)   “Restatement Date” means the date of the Company’s 2022 Annual Meeting of Stockholders, and “Second Restatement Date” means the date of the Company’s 2023 Annual Meeting of Stockholders.”
(ee)   “Restricted Share” means a Share awarded under the Plan.
(ff)   “Restricted Stock Unit” means a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Award Agreement.
(gg)   “SAR” means a stock appreciation right granted under the Plan.
(hh)   “Section 409A” means Section 409A of the Code.
(ii)   “Securities Act” means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.
(jj)   “Service” means service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.
(kk)   “Share” means one Share of Stock, as adjusted in accordance with Section 13 (if applicable).
(ll)   “Stock” means the Common Stock of the Company.
(mm)   “Stock Purchase Right” means an option to purchase Shares granted pursuant to the ESPP Addendum.
(nn)   “Subsidiary” means any corporation, if the Company owns and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. The determination of whether an entity is a “Subsidiary” shall be made in accordance with Section 424(f) of the code.
SECTION 3.   ADMINISTRATION.
(a)   Committee Composition.   The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such requirements of the New York Stock Exchange (“NYSE”) or the Nasdaq Stock Market (“Nasdaq”), as applicable, and as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
(b)   Committee Appointment.   The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan, grant Awards under the Plan and determine all terms of such grants, in each case with respect to all Employees, Consultants and Outside Directors (except such as may be on such committee), provided that such committee or committees may perform these functions only with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board or Committee may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16
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of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board or Committee shall specify the total number of Awards that such officers may so award.
(c)   Committee Responsibilities.   Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)
To interpret the Plan and to apply its provisions;

(ii)
To adopt, amend, or rescind rules, procedures, and forms relating to the Plan;

(iii)
To adopt, amend, or terminate (A) the ESPP Addendum and (B) any sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)
To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)
To determine when Awards are to be granted under the Plan;

(vi)
To select the Participants to whom Awards are to be granted;

(vii)
To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

(viii)
To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price of any Award, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as an NSO, to specify the provisions of the agreement relating to such Award and to determine and establish the terms and conditions of any Stock Purchase Right granted pursuant to the ESPP Addendum;

(ix)
To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)
To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)
To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)
To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)
To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(xiv)
To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting, and/or ability to retain any Award;

(xv)
to administer the ESPP Addendum and exercise such authority and take such actions as set forth in the ESPP Addendum; and

(xvi)
To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.
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SECTION 4.   ELIGIBILITY.
(a)   General Rule.   Only Employees, Consultants and Outside Directors shall be eligible for the grant of Awards. Only common-law employees of the Company, a Parent, or a Subsidiary shall be eligible for the grant of ISOs and Stock Purchase Rights.
(b)   Ten-Percent Stockholders.   An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.
(c)   Attribution Rules.   For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries.
(d)   Outstanding Stock.   For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5.   STOCK SUBJECT TO PLAN; DIRECTOR COMPENSATION LIMIT.
(a)   Basic Limitation.   Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. As of the Second Restatement Date, the maximum aggregate number of Shares authorized for issuance as Awards under the Plan on or after the Effective Date shall not exceed the sum of  (x) 194,669,244 Shares (consisting of  (i) 119,000,000 Shares approved by the Board on April 22, 2024, (ii) 39,166,575 Shares approved by the Board on March 2, 2023, (iii) 15,000,000 Shares approved by the Board on April 27, 2022, (iv) 12,500,000 Shares initially authorized for issuance under the Plan as of the Effective Date and (v) an additional 9,002,669 Shares initially authorized under the Plan as of the Effective Date which represents the number of Shares equal to the number of unallocated shares of stock of Atieva, Inc. remaining available for issuance under the 2021 Plan, 2014 Plan and 2009 Plan as of the Effective Date (as adjusted by the conversion ratio pursuant to the terms of the Merger Agreement in connection with the consummation of the transactions contemplated by the Merger Agreement)), plus (y) the Returning Shares, if any, which become available for grant under this Plan from time to time on or after the Effective Date. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan on or after the Effective Date shall not exceed 194,669,244 Shares plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 5(c). In addition, notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of Stock Purchase Rights granted under the Plan and the ESPP Addendum on or after the Effective Date shall not exceed 194,669,244 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 13. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)   Additional Shares.   If Restricted Shares or Shares issued upon the exercise of options are forfeited, then such Shares shall again become available for Awards under the Plan. If Restricted Stock Units, Options, SARs or Stock Purchase Rights are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then the corresponding Shares shall again become available for Awards under the Plan. If Restricted Stock Units or SARs are settled, then only the number of Shares (if any) actually issued in settlement of such Restricted Stock Units or SARs shall reduce the number available in Section 5(a) and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. Any Shares withheld to satisfy the Exercise Price or tax withholding obligation pursuant to any Award of Options or SARs shall be added back to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.
(c)   Substitution and Assumption of Awards.   The Committee may make Awards under the Plan by assumption, substitution, or replacement of stock options, stock appreciation rights, restricted stock units, or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution, or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation, or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed
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Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b) above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.
(d)   Outside Director Compensation Limit.   The maximum number of Shares subject to Awards granted under the Plan or otherwise during any one calendar year to any Outside Director, taken together with any cash fees paid by the Company to such Outside Director during such calendar year for service on the Board (excluding any arrangements entered into prior to the Effective Date), will not exceed seven-hundred and fifty thousand dollars ($750,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes, or, with respect to the calendar year in which an Outside Director is first appointed or elected to the Board, one-million dollars ($1,000,000)).
(e)   No Repricing.   Notwithstanding any other provision of the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, a Change in Control and any transaction or event described in Section 13), the Committee may not, without stockholder approval, (X) effect any re-pricing or buyout of any “underwater” Option or SAR, including by: (i) amending or modifying the terms of the Option or SAR to lower the exercise price; (ii) cancelling the underwater Option or SAR and granting in exchange therefor either (A) replacement Options or SARs having a lower exercise price or (B) Restricted Shares or Restricted Stock Units; or (iii) cancelling or repurchasing the underwater Options or SARs for cash or other securities or (Y) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal securities market on which Stock is traded. Any amendment or repeal of this Section 5(e) shall require the approval of the stockholders of the Company.
(f)   Prohibition on Dividends on Unvested Awards.   Dividends or dividend equivalents may be credited on behalf of a Participant with respect to the unvested portion of an Award, in accordance with the other terms of the Plan (and applicable Award Agreement). However, for the avoidance of doubt, in no event shall any dividends or dividend equivalents credited with respect to the unvested portion of an Award be distributed to the Participant unless or until such unvested portion of the Award has been earned (if applicable) and has vested.
SECTION 6.   RESTRICTED SHARES.
(a)   Restricted Share Award Agreement.   Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.
(b)   Payment for Awards.   Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services, and future services.
(c)   Vesting.   Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.
(d)   Voting and Dividend Rights.   A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other stockholders, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee’s discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. At the Committee’s discretion, the Restricted Share Award Agreement may require that the holder of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions as the Award with respect which the dividend was paid. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company’s other stockholders in respect of such unvested Restricted Shares.
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(e)   Restrictions on Transfer of Shares.   Restricted Shares shall be subject to such rights of repurchase, rights of first refusal, or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7.   TERMS AND CONDITIONS OF OPTIONS.
(a)   Option Award Agreement.   Each grant of an Option under the Plan shall be evidenced by an Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Option Award Agreement. The Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Option Award Agreements entered into under the Plan need not be identical.
(b)   Number of Shares.   Each Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 13.
(c)   Exercise Price.   Each Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
(d)   Withholding Taxes.   As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)   Exercisability and Term.   Each Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Option Award Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). An Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
(f)   Exercise of Options.   Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)   No Rights as a Stockholder.   A Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a share certificate for such Shares. No adjustments shall be made, except as provided in Section 13.
(h)   Modification, Extension and Renewal of Options.   Subject to Section 5(e), within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option; provided, however, that an amendment or modification that may cause an ISO to become a NSO, and any amendment or modification that is required to comply with the rules applicable to ISOs, shall not be treated as materially impairing the rights or obligations of the Participant.
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(i)   Restrictions on Transfer of Shares.   Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
(j)   Buyout Provisions.   Subject to Section 5(e), the Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
(k)   No Dividend Equivalents on Options.   No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except pursuant to an adjustment or other action contemplated by Section 13).
SECTION 8.   PAYMENT FOR SHARES.
(a)   General Rule.   The entire Exercise Price or Purchase Price of Shares issued under the Plan (other than Shares issued under the ESPP Addendum which shall be governed by the terms of the ESPP Addendum) shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below. The payment for Shares issuable pursuant to the ESPP Addendum shall be subject to the terms and conditions as set forth in the ESPP Addendum.
(b)   Surrender of Stock.   To the extent that an Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his or her representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price of an Option if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)   Services Rendered.   At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d)   Cashless Exercise.   To the extent that an Option Award Agreement so provides, if the Stock is traded on an established securities market, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
(e)   Exercise/Pledge.   To the extent that an Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
(f)   Net Exercise.   To the extent that an Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or any other form of payment permitted under the Option Award Agreement.
(g)   Promissory Note.   To the extent that an Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.
(h)   Other Forms of Payment.   To the extent that an Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations, and rules.
(i)   Limitations under Applicable Law.   Notwithstanding anything herein or in an Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.
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SECTION 9.   STOCK APPRECIATION RIGHTS.
(a)   SAR Award Agreement.   Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.
(b)   Number of Shares.   Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 13.
(c)   Exercise Price.   Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.
(d)   Exercisability and Term.   Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, retirement, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e)   Exercise of SARs.   Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(f)   Modification, Extension or Assumption of SARs.   Subject to Section 5(e), within the limitations of the Plan, the Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or cash. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
(g)   Buyout Provisions.   Subject to Section 5(e), the Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (ii) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
(h)   No Dividend Equivalents on SARs.   No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs (except pursuant to an adjustment or other action contemplated by Section 13).
SECTION 10.   RESTRICTED STOCK UNITS.
(a)   Restricted Stock Unit Award Agreement.   Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Award Agreement between the Participant and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Award Agreements entered into under the Plan need not be identical.
(b)   Payment for Awards.   To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.
(c)   Vesting Conditions.   Each Award of Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Award Agreement. A Restricted Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, retirement, or other events.
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(d)   Voting and Dividend Rights.   The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right, if awarded, entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents may also be converted into additional Restricted Stock Units at the Committee’s discretion. Dividend equivalents shall not be distributed prior to settlement of the Restricted Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they attach. The value of dividend equivalents payable or distributable with respect to any unvested Restricted Stock Units that do not vest shall be forfeited.
(e)   Form and Time of Settlement of Restricted Stock Units.   Settlement of vested Restricted Stock Units may be made in the form of  (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Restricted Stock Unit Award Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments. A Restricted Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 13.
(f)   Death of Participant.   Any Restricted Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. Each recipient of a Restricted Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Restricted Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.
(g)   Creditors’ Rights.   A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Award Agreement.
SECTION 11.   CASH-BASED AWARDS
The Committee may, in its sole discretion, grant Cash-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula, or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in Shares, as the Committee determines.
SECTION 12.   STOCK PURCHASE RIGHTS
The Committee may, in its sole discretion, grant Stock Purchase Rights under the Plan to any Participant that is an Employee in such number or amount and upon such terms, and subject to such conditions, as set forth in the ESPP Addendum. To the extent any term of the ESPP Addendum conflicts with this Plan, the terms of the ESPP Addendum shall control; provided, however, notwithstanding the foregoing, the issuance of Stock Purchase Rights pursuant to the ESPP Addendum and the purchase of Shares thereunder shall be subject to the terms, conditions and limitations set forth in Section 5 of the Plan, including but not limited to the maximum number of Shares that may be issued pursuant to the ESPP Addendum. The ESPP Addendum is intended to comply with the requirements of Section 423 of the Code to the maximum extent permitted by law as further set forth in the ESPP Addendum. The Committee may adopt such additional documents referenced in the ESPP Addendum, and may adopt such rules and conditions related to the ESPP Addendum, as the Committee deems necessary and advisable to administer the ESPP Addendum in accordance with its terms. The Committee may further take such actions and adopt such documents with respect to the ESPP Addendum as required for the ESPP Addendum to satisfy the requirements of Section 423 of the Code to the extent
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required by appliable law and as set forth in the ESPP Addendum. Payment with respect to a Stock Purchase Right shall be made in accordance with the terms of the ESPP Addendum and any other documents governing such Stock Purchase Rights adopted by the Committee. Shares issued under the ESPP Addendum shall reduce the number of Shares available under Section 5.
SECTION 13.   ADJUSTMENT OF SHARES.
(a)   Adjustments.   In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
(i)
The class(es) and number of securities available for future Awards and the limitations set forth under Section 5;

(ii)
The class(es) and number of securities covered by each outstanding Award;

(iii)
The Exercise Price under each outstanding Option and SAR; and

(iv)
Stock Purchase Rights to the extent set forth in the ESPP Addendum.

The Committee will make such adjustments, and its determination will be final, binding and conclusive.
(b)   Dissolution or Liquidation.   To the extent not previously exercised or settled, Options, SARs, and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company and Stock Purchase Rights shall be subject to such treatment as set forth in the ESPP Addendum.
(c)   Merger or Reorganization.   In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A, such agreement may provide for one or more of the following with respect to Awards other than Stock Purchase Rights, without limitation:
(i)
The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)
The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)
The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)
Immediate vesting, exercisability, or settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction;

(v)
Cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the merger or reorganization, in exchange for such cash or equity consideration (including no consideration) as the Committee, in its sole discretion, may consider appropriate; or

(vi)
Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), provided that any such amount may be delayed to the same extent that payment of consideration to the holders of Stock in connection with the merger or reorganization is delayed as a result of escrows, earnouts, holdbacks or other contingencies;

in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to Section 409A will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A. In addition, in the event that the Company is a party to a merger or other reorganization, outstanding Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
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(d)   Change in Control.   In addition to (and without limiting) the actions that may be taken under Section 12(c), in the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not continue, assume or settle (subject to vesting) outstanding Awards (other than Stock Purchase Rights), or substitute similar stock awards for outstanding Awards (other than Stock Purchase Rights), then with respect to any such Awards that have not been continued, assumed, settled or substituted, the Committee may determine, at the time of granting an Award or thereafter, that the vesting (and exercisability, if applicable) of any such Awards (or portion thereof) will be accelerated in full (and with respect to any such Awards subject to performance-based vesting, that vesting shall be deemed satisfied at the target level or based on actual performance measured in accordance with the applicable performance goals as of the date of the Change in Control, or the greater thereof) to a date prior to the effective time of the Change in Control (contingent upon the closing or completion of the Change in Control) as the Committee will determine (or, if the Committee does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and any reacquisition or repurchase rights held by the Company with respect to such vested Awards will lapse (contingent upon the closing or completion of the Change in Control). In addition, the Committee may determine, at the time of granting an Award (other than Stock Purchase Rights) or thereafter, that such Award shall become exercisable or vested as to all or part of the Shares subject to such Award in the event that a Change in Control occurs with respect to the Company. The Committee will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Notwithstanding the foregoing, upon a Change in Control Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
(e)   Reservation of Rights.   Except as provided in this Section 13, a Participant shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of stock of any class. Any issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price (or purchase price with respect to any Stock Purchase Right) of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price (or purchase price with respect to any Stock Purchase Right) of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to the occurrence of such event. Notwithstanding the foregoing, Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
SECTION 14.   DEFERRAL OF AWARDS.
(a)   Committee Powers.   Subject to compliance with Section 409A, the Committee (in its sole discretion) may permit or require a Participant to:
(i)
Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Restricted Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Restricted Stock Units; or

(iii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Restricted Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books.

Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
(b)   General Rules.   A deferred compensation account established under this Section 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures, and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 14.
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SECTION 15.   AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 16.   PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
(a)   Effective Date.   No provision of this Section 16 shall be effective unless and until the Board has determined to implement such provision.
(b)   Elections to Receive NSOs, SARs, Restricted Shares, or Restricted Stock Units.   An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares, Restricted Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares, and Restricted Stock Units shall be issued under the Plan. An election under this Section 16 shall be filed with the Company on the prescribed form.
(c)   Number and Terms of NSOs, SARs, Restricted Shares or Restricted Stock Units.   The number of NSOs, SARs, Restricted Shares, or Restricted Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares, or Restricted Stock Units shall also be determined by the Board.
SECTION 17.   LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the United States Securities Act, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 18.   TAXES.
(a)   Withholding Taxes.   To the extent required by applicable federal, state, local, or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)   Share Withholding.   The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum legally required tax withholding.
(c)   Section 409A.   Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of  (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties, and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 19.   TRANSFERABILITY.
Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated,
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or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer, or encumbrance in violation of this Section 19 shall be void and unenforceable against the Company.
SECTION 20.   PERFORMANCE BASED AWARDS.
The number of Shares or other benefits granted, issued, retained, and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.
SECTION 21.   FORFEITURE, CANCELLATION OR RECOUPMENT OF AWARDS.
The Committee shall have the authority, to the extent permitted by applicable law, to specify in an Award Agreement, exercise notice or share purchase agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, in each case to the extent permitted by applicable law, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, a Participant’s noncompliance with applicable restrictive covenants and conditions, and any other events set forth in a clawback, recoupment or similar policy adopted by the Company. Notwithstanding the foregoing, Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
In the event that the Company is required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, the Committee shall have the authority, to the extent permitted by applicable law, to require reimbursement or forfeiture to the Company of the amount of bonus or incentive compensation (whether cash-based or equity-based) such executive officer received during the three fiscal years preceding the year the restatement is determined to be required, to the extent that such bonus or incentive compensation exceeds what the officer would have received based on an applicable restated performance measure or target. The Company will recoup incentive-based compensation from executive officers to the extent required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules, regulations and listing standards that may be issued under that act. Any right of recoupment under this provision will be in addition to, and not in lieu of, any other rights of recoupment that may be available to the Company. No recovery of compensation under any clawback policy or this Section 21 will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or Affiliates.
SECTION 22.   NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Outside Director or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 23.   DURATION AND AMENDMENTS.
(a)   Term of the Plan.   The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth (10th) anniversary of the earlier of  (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. The grant of Stock Purchase Rights shall be subject to such further restrictions as set forth in the ESPP Addendum.
(b)   Right to Amend the Plan.   Subject to Section 5(e), the Board may amend the Plan or the ESPP Addendum at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan (and the ESPP Addendum) shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
(c)   Effect of Termination.   No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
SECTION 24.   AWARDS TO NON-U.S. PARTICIPANTS.
Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or
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providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy, or custom. The Committee also may impose conditions on the exercise, vesting, or settlement of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
SECTION 25.   GOVERNING LAW.
The Plan, the ESPP Addendum and each Award Agreement shall be governed by the laws of the state of Delaware, without application of the conflicts of law principles thereof.
SECTION 26.   SUCCESSORS AND ASSIGNS.
The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 13(c).
SECTION 27.   EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.
LUCID GROUP, INC.
By:

Name: Matthew Everitt
Title: Senior Vice President, General Counsel
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Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If jointly owned, each joint owner should sign. Trustees, adminis trators, or other fiduciaries, should include title and authority. Corporations or partnerships should provide full name of corporation or partnership and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card. INTERNET/MOBILE – www.proxypush.com/LCID Use the Internet to vote your proxy. PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy. MAIL – Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided by June 3, 2024. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 For shares held through the 2021 Stock Incentive Plan, voting instructions by proxy card, telephone or Internet must be provided by 11:59 p.m. (Pacific Time), on May 30, 2024. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 The Board of Directors Recommends a Vote FOR all Nominees in Proposal 1 and FOR Proposals 2, 3 and 4. 1. Election of 01 Turqi Alnowaiser 04 Sherif Marakby 07 Peter Rawlinson Vote FOR Vote WITHHELD directors: 02 Lisa M. Lambert 05 Nichelle Maynard-Elliott 08 Ori Winitzer all nominees from all nominees 03 Andrew Liveris 06 Chabi Nouri 09 Janet S. Wong (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 For Against Abstain 3. To approve, on an advisory basis, the compensation for our named executive officers as disclosed in our Proxy Statement For Against Abstain 4. To approve the amendment and restatement of the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: Date

LUCID GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS Tuesday, June 4, 2024 9:00 a.m. Pacific Time Virtual Annual Meeting Lucid Group, Inc. 7373 Gateway Blvd. Newark, CA 94560 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Lucid Group, Inc. on June 4, 2024. By signing the proxy, you revoke all prior proxies and appoint Gagan Dhingra and Matthew Everitt, or either of them, each with full power of substitution and revocation and authorize them to vote all of the shares of common stock of Lucid Group, Inc. which you are entitled to vote at the Annual Meeting of Stockholders on the matters shown on the reverse side and any other matters that may properly come before the Annual Meeting of Stockholders and all adjournments or postponement thereof. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted FOR all Nominees in Proposal 1 and FOR Proposals 2, 3 and 4. See reverse for voting instructions.